                              SEMI-ANNUAL REPORT

                                 June 30, 1999

      A M E R I C A N

Global High-Yield Bond Fund

International Equity Fund

Emerging Opportunities Fund

Core Equity Fund

Long-Term Bond Fund

Intermediate-Term Bond Fund


                                AMERICAN
                [LOGO]         ODYSSEY(R)
                               F U N D S

Dear American Odyssey Fund Participants:

It is my pleasure to present you with the 1999 semi-annual report for the American Odyssey Funds. This report is intended to provide you with up-to-date information about the American Odyssey Funds, their performance, investments and summaries of the various capital markets they represent.

For the six months ending June 30, 1999, four of our six funds were ahead of their benchmarks. Of particular note are the Emerging Opportunities Fund, our small cap offering, posted a 13.82% return, nearly 3.00% ahead of the Russell 2500 Index. Also, the Global High-Yield Fund was up 5.93% versus a blended benchmark (75% CS First Boston High-Yield Bond Index/25% J.P. Morgan EMBI Plus Index) return of 3.92% for the same period. This following on the heels of the Russian Bond Default last summer. We hope you find this and all the other information contained herein interesting and useful.

As always, we appreciate your continued participation in the American Odyssey Funds. We look forward to serving your investment needs now and in the future.


                                      Very truly yours,

                                      /s/ Robert C. Dughi

                                      ROBERT C. DUGHI
                                      Chairman of the Board and President
                                      American Odyssey Funds Management, Inc.

                 AMERICAN ODYSSEY  GLOBAL HIGH-YIELD BOND FUND


     The American Odyssey Global High-Yield Bond Fund returned 5.93% for the six months ended June 30, 1999. The blended benchmark (75% CS First Boston High-Yield Bond Index/25% J.P. Morgan EMBI Plus Index) returned 3.92% for the same period.

     Returns were relatively strong both in domestic high yield and emerging market debt. Within high yield, our decisions on how to weight certain industry sectors (compared to the benchmark) were most effective, specifically our overweights in telecommunications, cable/media and gaming, all of which performed better than the broad high yield market; and our underweights in energy and health care, both of which lost ground.

     Returns in our emerging markets holdings were strongest during the second quarter. Noteworthy country allocations included a brief overweighting in Russia, which was the best-performing debt market in the entire world; an overweighting in Venezuela, which was the quarter's second-strongest market after Russia; and an underweighting in Argentina, which barely generated a positive return.

     Our positive outlook for high yield is largely unchanged, based on the strong U.S. economy; minimal U.S. inflation; the recent shift in the Federal Reserve's official view on interest rates; and signs of improvement in economically sensitive industries. Yield spreads relative to comparable-maturity U.S. Treasury bonds should continue to narrow, which should push bond prices higher. We're also optimistic about emerging debt markets because their valuations are roughly unchanged from their levels at the beginning of 1999, while their overall risk has declined.

     Our core approach to the Fund's high yield portion continues to emphasize telecommunications, cable/media and gaming. We are also selectively adding to positions in economically sensitive industries such as paper and energy, whose underlying fundamentals are starting to get better. In emerging markets, we have reduced overall risk and continue to favor two general types of markets. These are commodity-linked nations such as Mexico, Venezuela and Indonesia; and stronger sovereign credits that offer the best value, including Mexico, Panama and the Philippines.

     We are maintaining exposure to high yield and emerging market debt in line with the Fund's blended benchmark, which allocates 75% to high yield and the remaining 25% to emerging markets. This balance reflects our view that both markets currently offer attractive value.

Credit Suisse Asset Management
Investment Subadviser to the American Odyssey Global High-Yield Bond Fund

                  AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

     The American Odyssey International Equity Fund returned 7.13% for the six months ended June 30, 1999. The MSCI EAFE Index returned 4.11% for the same period.

     European telecom stocks began 1999 as they ended 1998 -- driving the portfolio forward. The strong performance of telecom stocks has been driven primarily by the explosive growth in the use of mobile phones across the globe. Indeed most analysts have consistently underestimated the rate of this growth in recent years and there is little reason to believe that the pace is likely to slow in the near future.

     Vodafone had a dramatic start to the year when in the first week of January it announced an unsolicited bid to purchase AirTouch, the largest independent US wireless phone company. The proposal, which was quickly accepted by AirTouch, was loudly cheered by investors and resulted in Vodafone's shares racing ahead during the year. In February Olivetti shook up corporate Italy with an audacious bid for its much larger rival, Telecom Italia. Mannesmann made the largest single contribution to performance within the portfolio. The German-quoted company saw its shares rise steadily as it made a string of acquisitions that increased the value of its telecommunications network in Europe. NTT DoCoMo, the Japanese mobile phone company, was also a strong performer during the year in which it released full-year results that were considerably ahead of both management projections and analyst expectations. It also announced global alliances that will enable its mobile subscribers to connect to the Internet.

     The recovery of bank stocks from their lows in 1998, continued into the new year. This had a positive impact on the portfolio where UK-quoted Barclays Bank was a standout performer. The company's new management team said it believes it has opportunities to increase its revenues over the coming years.

     On the negative side, a number of stocks in the Healthcare Needs theme did not fare well over the quarter, as many investors decided shares in cyclical companies represented better value than pharmaceutical and other traditional growth-type stocks. UK-quoted Glaxo Wellcome suffered after reporting increased competition for some of its key drugs during the first four months of the year. One encouraging performer in this theme was Japanese-quoted Takeda Chemical which was one of the portfolio's strongest stocks over the year following the release of better than expected profits and the sale of its less profitable agri-chemicals business to BASF.

     Insurance companies generally were underperformers during the year because of concern about rising US interest rates and the negative impact this would have on their bond portfolios. Swiss Re, the world's second-largest reinsurer also declined on concern that the non-life reinsurance market will suffer as natural catastrophes increase. The company's second-half profit fell by 20% last year, hurt by rising claims from catastrophes.

     As of June 30, 1999 a portion of the portfolio's Japanese exposure was hedged.

                                    OUTLOOK

     In recent months much investor focus has been on the rally in cyclical stocks and there has been a lot of talk about whether this represents a departure from the trend established in recent years. Some of this rally has been because of improving expectations for sales, albeit from disastrously low levels. The marginal increase in interest rates in the US has also had an impact because it has hurt the outlook for growth stocks by reducing the present value of their future earnings. More significantly, in the aftermath of the economic crises of recent years, the pace of consolidation in many commodity-based industries, which tend to be cyclical in nature, has accelerated considerably. It is hoped that this will have a more durable impact on cyclical industries by bringing both cost savings and more effective capacity control. The jury is still out on whether this is a long-term effect or whether the rally is temporary. As investors we remain focused on identifying companies which we believe are capable of delivering above average earnings growth on a stock-by-stock basis rather than across-the-board sector allocations.

     There is no doubt that the period of acute crisis in Southeast Asia is over and liquidity flows have restored many markets in the region to levels they were at before the summer of 1997. Nevertheless we do not believe that the structural weakness which was exposed by the crisis has been fully corrected and consequently we remain extremely cautious about investing in the region. Major progress has been made on the paydown of foreign debt and corporate restructuring is certainly underway with significant consolidation in some industries and a number of cross-border mergers. But, there still remains significant overcapacity in various sectors and significant improvement in the regulatory environment could take years. These developments should over time lead to investment opportunities on a very selective basis.

     Although the Japanese figures for the first quarter were very strong, historically these numbers have been very volatile and subject to extensive revision. Other economic data released after the headline-grabbing GDP numbers were very mixed and consequently the second quarter numbers are being eagerly awaited to determine if a definite positive trend is emerging. While there is some evidence of economic recovery in Japan, the country's corporate culture is very definitely being challenged by events such as Cable & Wireless' purchase of IDC (a Japanese long-distance telephone carrier), which was the first hostile takeover of a Japanese company by a foreign corporation. Positive earnings news from a number of Japanese companies this year does not mean that economic growth prospects have materially improved, but rather the better quality companies have started to rebuild margins from very depressed levels.

     On the corporate level most Japanese companies still need to restructure in order to become competitive on a global basis, but only some need to restructure in order to survive. This fact may delay any across the board reform of corporate Japan. Labor downsizing will be a feature of any restructuring, but simply cutting jobs is not the route to real restructuring. Asset shrinkage will also be required and companies will need to focus on the areas in which they excel. In this environment we believe Japan truly is a stock-picker's market because not all companies will deliver on the promises they are currently making to investors.

     In Europe, after the initial excitement following its introduction in January, the new euro currency has received a lot of negative press as it has steadily declined against the US dollar and other major currencies. Focusing on the decline this year neglects the sharp rise the European currencies experienced at the end of 1998 in anticipation of its launch. On a trade-weighted basis the euro's fall is less dramatic and mostly reflects cyclical differences and interest-rate movements. The euro is acting as a catalyst for change in corporate Europe and the high level of mergers and acquisitions activity this year reflects this. Already the new currency is increasing competition across Europe and is enabling companies to address Europe's structural rigidities.

     As equity investors, we continue to attempt to identify companies that are at the forefront of this change and which can significantly grow their earnings in the single currency environment. The restructuring that is underway in Europe is leading to huge equity issuance -- some $220bn is expected in 1999 -- and is creating investment opportunities. We continue to believe that companies in the telecom, pharmaceutical and financial service sectors are most likely to be the main beneficiaries of the single currency and we have positioned the portfolio accordingly.

Bank of Ireland Asset Management (US) Limited
Investment Subadviser to the American Odyssey International Equity Fund

                 AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

     The American Odyssey Emerging Opportunities Fund returned 13.82% for the six months ended June 30, 1999. The Russell 2500 Index returned 10.88% for the same period. The following commentary has been provided by Chartwell Investment Partners, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Chartwell managed 53% of the portfolio as of June 30, 1999.

     Value vs. Growth, large vs. small, companies with earnings vs. companies without. No matter what market index you analyze or investment style you study, the market returns have been narrow and selective. In fact, the best performance in the market has been concentrated in companies larger than smaller, growth oriented vs. value stocks and companies that don't make a profit vs. those that are profitable. Oh, by the way, if a stock has all three of these characteristics and is in some way involved with an Internet strategy, you've now defined nirvana. With a 4D analysis of the market there is no comfort in the fact that nearly 100% of the market's return is contained in only 1 of 16 sectors of the market as defined by the attributes just outlined. So far in 1999: 1) 18 of the top 20 performing stocks in the Russell 2000 have market caps greater than $1.5 billion and are not profitable; 2) only 40% of companies in the Russell 2000 have experienced positive returns in 1999; 3) the average performance of all companies with a market cap of less than 1 billion is negative for 1999. Such a high degree of performance concentration is a classic red flag to investors.

     Fundamental investing, discounted cash flow and dividend discount models are all ancient techniques that have no place in today's market. No doubt the implication of the Internet on today and tomorrow's economy will be profound. All the projections of marketplace domination and transformation will be lost amongst the speculating day trader if the ultimate valuations can't be justified. Business models without a near-term profit objective or defensible competitive strategy that don't rely on more than a "first mover advantage", are usually the domain of the venture capitalist. Before judgment day (when the company exhausts its capital or when the company is self-financing), all early stage investments have unlimited opportunities to provide returns to their investors. However, when the risks of early stage investing are ignored, we witness the narrow speculative markets like we've experienced in the last six months. Suffice it to say, this narrow march cannot continue. For the market to continue to provide investors with positive returns, a broadening of the market must materialize. The stable domestic economy and recent rebound in large cap cyclicals shows promise for the small cap investor. Don't be captivated by the allure of the returns being afforded to the Internet traders. Rationalization and justification will soon prevail.

     The following commentary has been provided by SG Cowen Asset Management, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. SG Cowen Asset Management managed 47% of the portfolio as of June 30, 1999.

     After a number of years of underperformance, small cap stocks staged an impressive comeback during the six-month period ended June 30, 1999. The disparity in valuation between small cap value and large cap growth had grown to epic proportions. Midway through the period, the relative and absolute strength of small cap value stocks started to improve as energy and other economically sensitive stocks performed well.

     During the first half of 1999 a substantial change in investor philosophy took place in which money shifted from growth to value and from large cap to mid cap and small cap stocks. As the Asian economic crisis receded and the U.S. economy continued to post impressive growth, investors felt comfortable reaching for stocks that were undervalued and perhaps less liquid.

     Strong performers during the period included Allegiance Telecommunications, Coventry Healthcare, and Smith International. Our purchase of Allegiance Telecommunications took advantage of the selloff of telecommunication and technology stocks in late 1998. In the first half of the year, the stock climbed from $13 to $50. Coventry Healthcare, a regional HMO serving the Midwest, MidAtlantic, and Southeast United States, gained 95% in the period as investors recognized management's efforts to reduce costs, increase membership rolls, and gain pricing strength with rising premiums.

     The portfolio's overweighting in energy, service and equipment companies, and drillers was a significant boost to performance in a period in which the price of oil rose from about $11 to $18 per barrel. For example, our investment in Smith International, a market leader in the energy, service and equipment area produced an 80% return during the period. In addition, BJ services, which provides pressure pumping and stimulation services for new oil and gas wells rose over 50%.

     Another area of strong performance was economically cyclical sectors such as paper and forest products. Our investment in Georgia Pacific produced a 65% return. Certain investments have yet to pay off, such as Calgon Carbon in the chemicals sector, a manufacturer and marketer of separation and purification technologies. Although the stock has not performed well, due to increased Asian demand, we believe the valuation remains very attractive as insiders continue to purchase shares in the open market.

     Our current strategy is to remain overweighted in energy and basic industry stocks, although we are taking selected profits. While we continue to be underweighted in financial services, we are actively searching for companies with attractive valuations and some type of growth catalysts, particularly in insurance and, to some degree, real estate investment trusts.

     Our strategy is to seek companies that have fallen out of favor and are selling at attractive valuations. We then look for potential catalysts that can bring companies to life, such as new management, products, or technology. Our research team analyzes a company's fundamental strength, preferring those with improving balance sheets and cash flows, growing market share, and experienced management with significant stock ownership.

     An excellent example of the rewards of our adherence to our long held and time-tested discipline was our emphasis on energy stocks last fall during a period when most investors shunned them. We had conviction that the $11 per barrel oil prices were unsustainable and that recessions in oil-producing countries such as Saudi Arabia and Venezuela would force them to cut back production in order to boost prices. In addition, the largest international oil companies were stepping back from expensive exploration and production projects and merging to cut costs. We also believed that Asia's economic problems were temporary and that the Federal Reserve Board and other major central banks would be successful in creating new liquidity. Year-to-date energy has been one of the best performing sectors in the Russell 2000 Index, with an average return of more than 20%.

     One group that has become attractively valued is the small cap financial services sector. We are employing our analytics and looking for growth catalysts that may make individual stock's value be recognized. We have been selectively increasing our weighting in this sector adding multi-line insurance names such as St. Paul Companies and Horace Mann Educators. Both of these companies are attractively valued, have specific market niches, and have a potential near-term catalyst. Other new stock specific names added include Zoll Medical in health care, Calgon Carbon in water purification, and Mentor Graphics and Santa Cruz Operations in technology.

     Our disciplined value approach has been successful when viewed over a long-term horizon, and we believe the last few months suggests that our methodology is poised to rebound again. In the past, when a shift to small cap returns has occurred, it has lasted for several years -- nine consecutive years after 1974 and four consecutive years after 1990. With the current level of attractive valuations and the return of investor confidence, we believe small caps should begin another period of very strong performance.

                       AMERICAN ODYSSEY CORE EQUITY FUND


     The American Odyssey Core Equity Fund returned 8.07% for the six months ended June 30, 1999. The S&P 500 Index returned 12.38% for the same period.

     During the first six months of 1999, the value style of equity management showed a marked improvement following the previous two years when returns for the value approach were distinctly lower than the growth-oriented styles, especially those styles with a large capitalization bias. Strategically, we positioned the portfolio well with regard to sector weights, average capitalization of holdings, and valuation of the portfolio. During the first half we restructured the portfolio by increasing cyclical exposure, especially in the commodity and capital goods, and reduced the market capitalization size of the average stock. In the process the portfolio became even more value-oriented in terms of factors such as price-to-earnings, price-to-cash-flow, and price-to-book. In combination, these shifts were beneficial as the overall market took a more value-oriented bias over the course of the second half.

     Negatively impacting the portfolio were stock specific issues in certain sectors including the technology and commodity categories. In each of these areas our returns were positive, but trailed the comparable return in the benchmark. This occurred, in part, because of strong performance by smaller companies to which our large capitalization approach has little exposure. We also had underperformance for several of our holdings and these have been carefully reviewed. In those instances where we believe underperformance is likely to continue, we eliminated or reduced the position. Examples of these include Philip Morris, Lockheed Martin, PacifiCorp, and Compaq Computer. In those instances where we believe there is substantial upside, as short-term difficulties are overcome, we have maintained the position in the portfolio. This would include Intel, McKesson/HBOC, and Columbia/HCA Healthcare. We believe there are a number of holdings in the portfolio, including these three, which have enormous upside as the momentum of their business returns.

     Benefiting the portfolio was a stronger and broader based economy aided by strength in the United States and improvement in Asia, Europe, and Latin America. This better growth is leading to greater pricing flexibility and improved profitability for companies that have struggled to raise profits in the previous period of slower growth. This trend will continue to support the performance of value style investing.

     We believe the outlook continues to be favorable for U.S. equities. We foresee low inflation, improving corporate profits, and continued cost cutting and technological innovations by the average American company. The portfolio continues to emphasize stocks with low valuations versus the overall market and is overweighted in the industrial and cyclical sectors.

Equinox Capital Management, L.L.C.
Investment Subadviser to the American Odyssey Core Equity Fund

                     AMERICAN ODYSSEY LONG-TERM BOND FUND

     The American Odyssey Long-Term Bond Fund returned 3.25% for the six months ended June 30, 1999. The Salomon Core+5 Index returned 1.96% for the same period.

     Long duration exposure throughout the period had a substantially negative impact on returns as interest rates rose across the curve. Yield curve exposure, on the other hand, made a small positive contribution to returns, as we shifted over the period from a modest bullet to a barbelled exposure in a flattening yield curve environment. Exposure to inflation-indexed bonds also contributed to performance, for while real yields rose modestly, they did not rise as much as nominal rates. Spread products generated modestly positive returns for the quarter with yield spreads on corporate and mortgage securities ending the period at levels slightly tighter than those at which they had begun the year. Our corporate exposure was moderately over-weight exposure with an emphasis on longer duration issues. In the mortgage sector, we were also over-weight relative to the benchmark and emphasized lower coupon issues to minimize prepayment exposure. Emerging market securities contributed positively to returns as spreads stabilized at relatively wide levels.

     At the June Federal Open Market Committee Meeting (FOMC), the Federal Reserve tightened monetary policy with the express purpose of retarding the pace of economic growth. To date there are no signs, in our view, of rising inflation pressures accompanying economic strength, so we believe the tightening was purely preemptive and not a precursor of more to come. This will depend, however, on whether the economy is able to continue growing at a pace that makes the Fed uncomfortable. We believe that the seeds of a slowdown have been sown, in the form of sharply higher interest rates as the result of the bond market's selloff and the Fed's actions. The evidence is beginning to show in the form of sharply lower refinancing rates, a slowdown in construction spending, and a slowdown in the pace of job creation. As the evidence of a moderating economy builds over the course of the summer we expect that interest rates will begin to subside, and the market will adjust its expectations of future Fed tightening downwards. In the meantime, sensitive leading indicators of inflation remain remarkably quiescent, suggesting that even the continued presence of strong growth is not a fundamental inflation problem.

Western Asset Management Company
Investment Subadviser to the American Odyssey Long-Term Bond Fund



10
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                 AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

     The American Odyssey Intermediate-Term Bond Fund returned 0.33% for the six months ended June 30, 1999. The Lehman Government/Corporate Intermediate Bond Index returned 0.59% for the same period.

     During the first half of 1999 the Lehman Bond Index tightened 8 basis points. Treasury prices declined as yields rose 30 to 110 basis points with the 5-year Treasury ending at 5.65% up from 4.54% at the beginning of the year. The current economic statistics indicate continued economic growth. We are still looking for further signs of possible inflation in the price indices and there remains an embedded fear of the need for the Fed to take more drastic action.

     Interest rates continued to reflect the markets mounting concern over the strong US economic growth. In June the Fed raised rates 25 basis points. The market continues to price in the possibility of an additional 25 basis point increase. Further rate increases are possible if the Fed senses continued robust growth and exuberant stock prices. Strong corporate issuance has resulted in wider spreads. We continue to like spread product and believe this is a good buying opportunity for the long-term, but we will closely watch for signs of credit deterioration.

     We believe that the best strategy is to be overweight in corporates. Some of our favorite industries are energy and cyclical bonds. New issues provide more attractive pricing then secondary offerings and we try to add these to the portfolio when possible. We are duration neutral and do not see any compelling curve bets or duration bets.

Travelers Asset Management International Corporation
Investment Subadviser to the American Odyssey Intermediate-Term Bond Fund

--------------------------------------------------------------------------------
   Statements of Assets and Liabilities
   American Odyssey Funds, Inc. / June 30, 1999 (unaudited)
--------------------------------------------------------------------------------


                                                  Global                     Emerging                                Intermediate-
                                                High-Yield  International Opportunities   Core Equity    Long-Term       Term
                                                 Bond Fund   Equity Fund       Fund          Fund        Bond Fund    Bond Fund
                                                ----------- ------------- -------------  ------------- ------------ --------------
ASSETS
   Investments in securities, at cost .......   $89,658,345  $231,614,809  $290,989,522  $382,934,300  $249,576,056  $130,656,900
==================================================================================================================================
Investments in securities, at value (see
   accompanying Portfolio of Investments)
   (Note 2) .................................   $86,360,952  $308,885,455  $305,083,883  $497,413,681  $242,977,866  $129,232,070
Cash ........................................       242,766     5,848,015    13,621,783            --     1,867,532        43,025
Cash, denominated in foreign currency
   (cost, $2,351,422) .......................            --     2,400,118            --            --            --            --
Receivables for:
   Investment securities sold ...............            --       508,496     1,923,232     6,007,405            --            --
   Unrealized appreciation on forward
     foreign currency contracts (Note 8) ....            --       504,858            --            --            --            --
   Interest .................................     1,883,134        22,428        36,758         6,173     2,756,314     1,869,531
   Dividends ................................            --       453,813        97,379       864,845            --            --
   Foreign tax reclaims .....................            --       418,983         4,817            --            --            --
   Variation margin on open futures
     contracts (Note 6) .....................            --            --            --            --       210,063            --
Prepaid expense .............................            --            --        22,022            --            --            --
                                                ------------ ------------- ------------- ------------- ------------- -------------
   Total assets .............................    88,486,852   319,042,166   320,789,874   504,292,104   247,811,775   131,144,626
                                                ------------ ------------- ------------- ------------- ------------- -------------
LIABILITIES
Payables for:
   Due to bank ..............................            --            --            --       185,664            --            --
   Investment securities purchased ..........            --     1,236,692     4,933,347     1,495,113            --     5,973,120
   Delayed delivery transactions (Note 9) ...            --            --            --            --     4,775,812            --
   Unrealized depreciation on forward
     foreign currency contracts (Note 8) ....        14,359        73,044            --            --            --            --
   Options written (premiums received
     $62,206) (Note 7) ......................            --            --            --            --        47,016            --
Payable to Adviser ..........................        53,322       168,819       204,685       250,775       108,183        55,212
Accrued expenses ............................        24,957        41,068        15,671        48,583        35,985        24,552
                                                ------------ ------------- ------------- ------------- ------------- -------------
   Total liabilities ........................        92,638     1,519,623     5,153,703     1,980,135     4,966,996     6,052,884
                                                ------------ ------------- ------------- ------------- ------------- -------------
NET ASSETS ..................................   $88,394,214  $317,522,543  $315,636,171  $502,311,969  $242,844,779  $125,091,742
                                                ============ ============= ============= ============= ============= =============
Capital shares outstanding ..................     8,968,393    17,590,080    23,085,191    26,311,660    23,974,467    12,216,194
                                                ============ ============= ============= ============= ============= =============
Net asset value per share ...................         $9.86        $18.05        $13.67        $19.09        $10.13        $10.24
                                                ============ ============= ============= ============= ============= =============
----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par .......................   $    89,684  $    175,901  $    230,852  $    263,117  $    239,745  $    122,162
Additional paid-in-capital ..................    92,600,483   235,644,020   290,875,173   359,888,938   246,144,207   124,540,897
Undistributed net investment income
   (distributions in excess of net
   investment income) .......................     4,299,529     2,734,894      (334,222)    2,865,320     8,283,989     3,526,447
Accumulated net realized gain (loss) on
   investments, futures contracts, option
   contracts and foreign currency
   transactions .............................    (5,283,730)    1,234,527    10,770,007    24,815,213    (5,378,417)   (1,672,934)
Net unrealized appreciation (depreciation)
   on investments, translation of assets and
   liabilities in foreign currencies,
   futures contracts and option contracts ...    (3,311,752)   77,733,201    14,094,361   114,479,381    (6,444,745)   (1,424,830)
                                                ============ ============= ============= ============= ============= =============
                                                $88,394,214  $317,522,543  $315,636,171  $502,311,969  $242,844,779  $125,091,742
                                                ============ ============= ============= ============= ============= =============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations
American Odyssey Funds, Inc./For the six months ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      Global                     Emerging                              Intermediate-
                                                   High-Yield  International  Opportunities  Core Equity   Long-Term       Term
                                                    Bond Fund   Equity Fund       Fund           Fund      Bond Fund     Bond Fund
                                                   ----------  -------------  -------------  -----------  ------------  ------------
INVESTMENT INCOME
Dividends .......................................  $       --  $ 2,909,366(1) $   559,384(2) $ 4,306,783  $         --  $        --
Interest ........................................   4,648,183      127,701        234,044         67,475     9,026,914    3,897,320
                                                   ----------- ------------   ------------   ------------ ------------- ------------
   Total income .................................   4,648,183    3,037,067        793,428      4,374,258     9,026,914    3,897,320
                                                   ----------- ------------   ------------   ------------ ------------- ------------
EXPENSES
Management fees (Note 3) ........................     287,669      908,977      1,042,514      1,354,921       618,727      306,750
Audit fees ......................................       8,332        8,331          7,289          7,289         7,537        7,537
Director's fees & expenses ......................       3,828       11,837         11,660         19,135         9,986        5,044
Custodian fees ..................................      39,110      153,288         93,665        130,456        81,776       39,912
Legal fees ......................................       4,056        7,499          5,709          9,457         4,976        2,386
Printing expense ................................       4,293       15,761         20,958         26,189        13,823        6,894
Miscellaneous expense ...........................       1,727        5,235          5,109          8,917         4,653        2,317
                                                   ----------- ------------   ------------   ------------ ------------- ------------
 Total expenses before directed brokerage
   arrangements .................................     349,015    1,110,928      1,186,904      1,556,364       741,478      370,840
                                                   ----------- ------------   ------------   ------------ ------------- ------------
Less:
 Expenses paid under directed brokerage
   arrangements (Note 4) ........................          --      (10,834)       (59,254)       (48,623)           --           --
                                                   ----------- ------------   ------------   ------------ ------------- ------------
 Total expense reductions .......................          --      (10,834)       (59,254)       (48,623)           --           --
                                                   ----------- ------------   ------------   ------------ ------------- ------------
 Net expenses ...................................     349,015    1,100,094      1,127,650      1,507,741       741,478      370,840
                                                   ----------- ------------   ------------   ------------ ------------- ------------
   Net investment income (loss) .................   4,299,168    1,936,973       (334,222)     2,866,517     8,285,436    3,526,480
                                                   ----------- ------------   ------------   ------------ ------------- ------------
REALIZED and UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on security
     transactions ...............................    (202,336)   6,206,185     12,855,600     25,304,517    (2,877,874)  (1,672,237)
   Net realized loss on futures contracts .......          --           --             --             --    (2,906,906)          --
   Net realized gain on option contracts ........          --           --             --             --        22,253           --
                                                   ----------- ------------   ------------   ------------ ------------- ------------
     Net realized gain (loss) on security
        transactions, futures contracts and
        option contracts ........................    (202,336)   6,206,185     12,855,600     25,304,517    (5,762,527)  (1,672,237)
   Net realized gain on foreign currency
     transactions ...............................      35,866    1,282,193             --             --            --           --
   Net increase (decrease) in unrealized
     appreciation of investments, futures
     contracts and option contracts .............     786,881   10,539,625     26,012,178     10,217,516   (10,588,703)  (1,403,173)
   Net change in unrealized appreciation
     (depreciation) of translation of assets and
     liabilities in foreign currencies ..........     (13,611)   1,454,212             --             --            --           --
                                                   ----------- ------------   ------------   ------------ ------------- ------------
     Net realized and unrealized gain (loss) on
        investments .............................     606,800   19,482,215     38,867,778     35,522,033   (16,351,230)  (3,075,410)
                                                   ----------- ------------   ------------   ------------ ------------- ------------
   Net increase (decrease) in net assets from
     operations .................................  $4,905,968  $21,419,188    $38,533,556    $38,388,550  $ (8,065,794) $   451,070
                                                   =========== ============   ============   ============ ============= ============

(1)  Net of withholding taxes of $444,194.
(2)  Net of withholding taxes of $8,381.

   The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
American Odyssey Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Global High-Yield Bond Fund       International Equity Fund
                                                                    ----------------------------       ----------------------------
                                                                     Period ended      Year ended      Period ended     Year ended
                                                                    June 30, 1999     December 31,     June 30, 1999    December 31,
                                                                     (Unaudited)         1998           (Unaudited)         1998
                                                                    -------------    ------------     -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss).....................................   $   4,299,168    $  5,449,397     $   1,936,973   $   3,398,408
Net realized gain (loss) on security transactions, futures
  contracts and option contracts.................................        (202,336)     (4,429,264)        6,206,185      (6,948,336)
Net realized gain (loss) on foreign currency transactions........          35,866          (1,325)        1,282,199      (2,350,236)
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets and
  liabilities in foreign currencies, futures contracts and
  option contracts..............................................          773,270      (4,468,929)       11,993,637      41,686,674
                                                                    -------------    ------------     -------------    ------------
  Net increase (decrease) in net assets resulting from
  operations.....................................................       4,906,958      (3,460,121)       21,419,188      96,985,311
                                                                    -------------    ------------     -------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.......................................      (5,442,107)        (20,259)                _      (5,154,657)
From net realized gains on investments transactions..............               _               _                 _     (10,221,210)
                                                                    -------------    ------------     -------------    ------------
  Total distributions to shareholders............................      (5,442,107)        (20,259)                _     (15,375,867)
                                                                    -------------    ------------     -------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares....................................       4,727,307      30,761,702        15,769,284      44,196,631
Distributions reinvested.........................................       5,442,107          20,259                 _      16,375,887
Cost of shares repurchased.......................................      (3,347,133)     (4,124,056)      (10,727,670)    (17,661,458)
                                                                    -------------    ------------     -------------    ------------
  Net increase (decrease) from capital share transactions........       6,822,251      26,657,908        (3,968,986)     41,911,040
                                                                    -------------    ------------     -------------    ------------
Net increase (decrease) in net assets............................       6,386,142      23,187,626        17,450,802      63,600,684

NET ASSETS
Beginning of period..............................................      82,008,072      58,820,346       300,071,741     236,671,057
                                                                    -------------    ------------     -------------    ------------
End of period....................................................   $  88,394,214    $ 82,008,072     $ 317,522,543   $ 300,071,741
                                                                    =============    ============     =============   =============
Undistributed net investment income (distributed in excess
  of net investment income.......................................   $   4,299,529    $  5,442,468     $   2,734,894   $     797,921
                                                                    =============    ============     =============   =============

CAPITAL SHARES
Capital shares outstanding, beginning of year....................       8,255,528       6,704,494        17,809,092      16,277,557
Capital shares issued............................................         461,069       2,964,963           997,467       2,696,337
Capital shares from distributions reinvested.....................         554,751           1,925                 _         918,510
Capital shares redeemed..........................................        (312,955)       (405,864)       (1,116,499)     (1,082,312)
                                                                    -------------    ------------     -------------    ------------
Capital shares outstanding, end of year..........................       8,968,393       5,265,528        17,590,080      17,809,092
                                                                    =============    ============     =============   =============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

 Emerging Opportunities Fund              Core Equity Fund            Long-Term Bond Fund          Intermediate-Term Bond Fund
------------------------------    ----------------------------  ------------------------------   -------------------------------
Period ended      Year ended       Period ended   Year ended     Period ended     Year ended       Period ended     Year ended
June 30, 1999     December 31,    June 30, 1999   December 31,  June 30, 1999    December 31,      June 30, 1999    December 31,
 (Unaudited)         1998          (Unaudited)       1998        (Unaudited)        1998            (Unaudited)        1998
-------------  ---------------    -------------  -------------  -------------   --------------   ----------------  -------------
$   (334,222)  $     (559,128)    $  2,866,517   $  6,077,410   $  8,285,436    $  14,292,425    $   3,526,480     $  6,595,258

  12,855,600       24,973,514       25,304,517     64,714,251     (5,762,527)       7,398,857       (1,672,237)       3,745,609
          --               --               --             --             --               --               --               --

  26,012,178      (45,105,846)      10,217,516     (4,421,205)   (10,588,703)        (853,133)      (1,403,173)        (608,893)
-------------  ---------------    -------------  -------------  -------------   --------------   --------------    -------------
  38,533,556      (20,691,460)      38,388,550     66,370,456     (8,065,794)      20,838,149          451,070        9,731,974
-------------  ---------------    -------------  -------------  -------------   --------------   --------------    -------------


          --               --       (6,078,603)       (40,202)   (14,567,381)        (114,595)      (6,579,835)         (37,668)
 (25,671,500)              --      (65,203,555)   (48,900,936)    (6,872,189)      (4,441,593)      (3,746,307)        (542,497)
-------------  ---------------    -------------  -------------  -------------   --------------   --------------    -------------
 (25,671,500)              --      (71,282,158)   (48,941,138)   (21,439,570)      (4,556,188)     (10,326,142)        (580,165)
-------------  ---------------    -------------  -------------  -------------   --------------   --------------    -------------


  23,225,006       49,422,449       16,956,912     58,159,646     11,631,503       31,060,308        5,531,343       17,626,605
  25,671,500               --       71,282,158     48,941,138     21,439,570        4,556,188       10,326,142          580,165
 (14,452,196)     (19,287,612)     (25,986,755)   (66,274,935)   (15,085,746)     (16,387,992)      (7,249,194)      (9,595,690)
-------------  ---------------    -------------  -------------  -------------   --------------   --------------    -------------
  34,444,310       30,134,837       62,252,315     40,825,849     17,985,327       19,228,504        8,608,291        8,611,080
-------------  ---------------    -------------  -------------  -------------   --------------   --------------    -------------
  47,306,366        9,443,377       29,358,707     58,255,167    (11,520,037)      35,510,465       (1,266,781)      17,762,889


 268,329,805      258,886,428      472,953,262    414,698,095    254,364,816      218,854,351      126,358,523      108,595,634
-------------  ---------------    -------------  -------------  -------------   --------------   --------------    -------------
$315,636,171   $  268,329,805     $502,311,969   $472,953,262   $242,844,779    $ 254,364,816    $ 125,091,742     $126,358,523
=============  ===============    =============  =============  =============   ==============   ==============    =============

$   (334,222)              --     $  2,865,320   $  6,077,406   $  8,283,989    $  14,565,934    $   3,526,447     $  6,579,802
=============  ===============    =============  =============  =============   ==============   ==============    =============


  20,493,456       18,071,430       22,953,325     20,812,710     22,145,289       20,383,564       11,356,645       10,531,347
   1,769,048        3,809,758          790,440      2,836,416      1,026,367        2,806,155          495,535        1,650,973
   1,903,002               --        3,765,566      2,387,373      2,133,291          414,953        1,012,367           54,629
  (1,080,315)      (1,387,732)      (1,197,671)    (3,083,174)    (1,330,480)      (1,459,383)        (648,353)        (880,304)
-------------  ---------------    -------------  -------------  -------------   --------------   --------------    -------------
  23,085,191       20,493,456       26,311,660     22,953,325     23,974,467       22,145,289       12,216,194       11,356,645
=============  ===============    =============  =============  =============   ==============   ==============    =============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                    Global High-Yield Bond Fund
                                                              ----------------------------------------------------------------------



                                                                                            Year ended December 31,
                                                                             -------------------------------------------------------

                                                              Period ended
                                                              June 30,1999
                                                               (Unaudited)    1998(1)     1997        1996       1995      1994
                                                              ------------   ------      ------      ------     ------    ------
NET ASSET VALUE
   Beginning of period .....................................     $  9.92     $ 10.31     $ 10.24     $ 10.22    $  9.68    $ 10.07
                                                                --------    --------    --------    --------   --------   --------

OPERATIONS
   Net investment income (2)................................        0.47        0.66        0.55        0.37       0.51       0.45
   Net realized and unrealized gain (loss) on investments ..        0.12       (1.05)       0.08        0.02       0.54      (0.46)
                                                                --------    --------    --------    --------   --------   --------
   Total from investment operations ........................        0.59       (0.39)       0.63        0.39       1.05      (0.01)
                                                                --------    --------    --------    --------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ....................       (0.65)      (0.00)(3)   (0.56)      (0.37)     (0.51)     (0.38)
                                                                --------    --------    --------    --------   --------   --------
   Total distributions .....................................       (0.65)      (0.00)      (0.56)      (0.37)     (0.51)     (0.38)
                                                                --------    --------    --------    --------   --------   --------

NET ASSET VALUE
   End of period ...........................................     $  9.86     $  9.92     $ 10.31     $ 10.24    $ 10.22    $  9.68
                                                                ========    ========    ========    ========   ========   ========
TOTAL RETURN (4)............................................        5.93%     (3.76)%       6.11%       3.80%     10.86%     (0.14)%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted) .............     $88,394     $82,008     $58,821     $48,673    $25,855    $17,629
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed brokerage
        arrangements .......................................        0.82%(5)    0.78%       0.66%       0.68%      0.76%      1.02%
     After repayments/reimbursements and directed brokerage
        arrangements (6)....................................        0.82%(5)    0.78%       0.74%       0.75%      0.75%      0.75%
   Ratios of net investment income to average net assets:
     Before repayments/reimbursements and directed brokerage
        arrangements .......................................       10.08%(5)    7.56%       5.53%       5.54%      5.77%      4.99%
     After repayments/reimbursements and directed brokerage
        arrangements .......................................       10.08%(5)    7.56%       5.45%       5.47%      5.78%      5.25%
   Portfolio turnover rate .................................      287.82%     193.04%     200.78%     154.51%     93.37%    233.25%
------------------------------------------------------------------------------------------------------------------------------------

(1) Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program.
(2)  Net of expense reimbursements and repayments.
(3)  Less than 0.01 per share.
(4) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(5)  Annualized.
(6) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                International Equity Fund
                                                      ------------------------------------------------------------------------------


                                                                                          Year ended December 31,
                                                                        ------------------------------------------------------------
                                                       Period ended
                                                       June 30, 1999
                                                        (Unaudited)        1998        1997         1996         1995       1994
                                                      ----------------  ---------- ------------ ------------  ---------- -----------
NET ASSET VALUE
   Beginning of period ..................................... $  16.85      $  15.48    $  15.08     $  12.68    $ 10.76    $ 11.98
                                                             ---------     ---------   ---------    ---------   --------   --------

OPERATIONS
   Net investment income (loss) (1).........................     0.11          0.09        0.57         0.29       0.17      (0.05)
   Net realized and unrealized gain (loss) on investments ..     1.09          2.21        0.19         2.48       1.87      (0.78)
                                                             ---------     ---------   ---------    ---------   --------   --------
   Total from investment operations ........................     1.20          2.30        0.76         2.77       2.04      (0.83)
                                                             ---------     ---------   ---------    ---------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ....................       --         (0.31)      (0.24)       (0.30)     (0.12)     (0.03)
   Distributions from net realized gains on
      investments ..........................................       --         (0.62)      (0.06)       (0.07)        --      (0.26)
   Distributions in excess of net investment income or
     realized gains ........................................       --            --       (0.06)          --         --      (0.10)
                                                             ---------     ---------   ---------    ---------   --------   --------
   Total distributions .....................................       --         (0.93)      (0.36)       (0.37)     (0.12)     (0.39)
                                                             ---------     ---------   ---------    ---------   --------   --------
NET ASSET VALUE
   End of period ........................................... $  18.05      $  16.85    $  15.48     $  15.08    $ 12.68    $ 10.76
                                                             =========     =========   =========    =========   ========   ========
TOTAL RETURN (2)............................................     7.13%        14.91%       5.04%       21.93%     19.00%     (6.98)%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted) ............. $317,523      $300,072    $236,571     $187,109    $92,115    $51,712
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements .............................     0.72%(3)      0.73%       0.79%        0.86%      1.00%      1.36%
     After repayments/reimbursements and directed brokerage
        arrangements (4)....................................     0.71%(3)      0.72%       0.77%        0.83%      1.08%      1.25%
   Ratios of net investment income to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements .............................     1.25%(3)      1.22%       1.61%        1.51%      1.70%      0.83%
     After repayments/reimbursements and directed brokerage
        arrangements .......................................     1.26%(3)      1.23%       1.63%        1.54%      1.62%      0.94%
   Portfolio turnover rate .................................     9.34%        20.65%      23.08%       21.54%     31.40%     50.25%
------------------------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                  Emerging Opportunities Fund
                                                          -------------------------------------------------------------------------

                                                                                           Year ended December 31,
                                                                         ----------------------------------------------------------

                                                          Period ended
                                                          June 30, 1999
                                                           (Unaudited)     1998         1997        1996         1995        1994
                                                            ---------    ---------    ---------   ---------    ---------   --------
NET ASSET VALUE
   Beginning of period ...................................  $  13.09     $  14.33     $  13.42    $  15.02     $  11.84    $ 10.94
                                                            ---------    ---------    ---------   ---------    ---------   --------

OPERATIONS
   Net investment loss (1)................................     (0.01)          --           --          --           --         --
   Net realized and unrealized gain (loss) on investments       1.80        (1.24)        0.91       (0.47)        3.81       1.06
                                                            ---------    ---------    ---------   ---------    ---------   --------
   Total from investment operations ......................      1.79        (1.24)        0.91       (0.47)        3.81       1.06
                                                            ---------    ---------    ---------   ---------    ---------   --------

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net realized gains on investments ..     (1.21)          --           --       (1.13)       (0.58)     (0.16)
   Distributions in excess of net investment income or
     realized gains ......................................        --           --           --          --        (0.05)        --
                                                            ---------    ---------    ---------   ---------    ---------   --------
   Total distributions ...................................     (1.21)          --           --       (1.13)       (0.63)     (0.16)
                                                            ---------    ---------    ---------   ---------    ---------   --------

NET ASSET VALUE
   End of period .........................................  $  13.67     $  13.09     $  14.33    $  13.42     $  15.02    $ 11.84
                                                            =========    =========    =========   =========    =========   ========
TOTAL RETURN (2)..........................................     13.82%       (8.65)%       6.78%      (3.03)%      32.23%      9.69%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted) ...........  $315,636     $268,330     $258,886    $171,278     $157,193    $88,676
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements ...........................      0.86%(3)     0.87%        0.86%       0.72%        0.77%      0.91%
     After repayments/reimbursements and directed
        brokerage arrangements (4)........................      0.82%(3)     0.86%        0.86%       0.72%        0.77%      0.92%
   Ratios of net investment loss to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements ...........................     (0.29)%(3)   (0.23)%      (0.20)%     (0.34)%      (0.26)%    (0.31)%
     After repayments/reimbursements and directed
        brokerage arrangements ...........................     (0.25)%(3)   (0.22)%      (0.20)%     (0.34)%      (0.26)%    (0.32)%
   Portfolio turnover rate ...............................     53.20%      138.02%       80.36%      43.00%       36.02%     27.40%
====================================================================================================================================

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Core Equity Fund
                                                         ---------------------------------------------------------------------------


                                                                                    Year ended December 31,
                                                                        ------------------------------------------------------------

                                                         Period ended
                                                         June 30, 1999
                                                          (Unaudited)       1998       1997          1996         1995       1994
                                                         -------------  -----------  ---------     --------    ---------- ---------
NET ASSET VALUE
   Beginning of period ..................................  $  20.61      $  19.93    $  15.49     $  13.32    $  10.06    $  10.33
                                                           ---------     ---------   ---------    ---------   ---------   ---------

OPERATIONS
   Net investment income (1).............................      0.11          0.26        0.24         0.26        0.25        0.16
   Net realized and unrealized gain (loss) on investments      1.53          2.82        4.65         2.83        3.63       (0.26)
                                                           ---------     ---------   ---------    ---------   ---------   ---------
   Total from investment operations .....................      1.64          3.08        4.89         3.09        3.88       (0.10)
                                                           ---------     ---------   ---------    ---------   ---------   ---------

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .................     (0.27)        (0.00)(2)   (0.24)       (0.27)      (0.24)      (0.17)
   Distributions from net realized gains on investments .     (2.89)        (2.40)      (0.21)       (0.65)      (0.37)         --
   Distributions in excess of net investment income or
     realized gains .....................................        --            --          --           --       (0.01)         --
                                                           ---------     ---------   ---------    ---------   ---------   ---------
   Total distributions ..................................     (3.16)        (2.40)      (0.45)       (0.92)      (0.62)      (0.17)
                                                           ---------     ---------   ---------    ---------   ---------   ---------

NET ASSET VALUE
   End of period ........................................  $  19.09      $  20.61    $  19.93     $  15.49    $  13.32    $  10.06
                                                           =========     =========   =========    =========   =========   =========
TOTAL RETURN (3).........................................      8.07%        15.54%      31.67%       23.20%      38.56%      (1.01)%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted) ..........  $502,312      $472,953    $414,698     $273,772    $183,735    $101,592
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements ..........................      0.64%(4)      0.65%       0.67%        0.68%       0.72%       0.84%
     After repayments/reimbursements and directed
        brokerage arrangements (5).......................      0.62%(4)      0.61%       0.65%        0.66%       0.70%       0.85%
   Ratios of net investment income to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements ..........................      1.16%(4)      1.30%       1.36%        1.93%       2.32%       2.27%
     After repayments/reimbursements and directed
        brokerage arrangements ..........................      1.18%(4)      1.34%       1.38%        1.95%       2.33%       2.27%
   Portfolio turnover rate ..............................     26.35%        51.52%      45.54%       45.73%      38.44%      48.16%
------------------------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)  Less than 0.01 per share.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                               Long-Term Bond Fund
                                                         ---------------------------------------------------------------------------


                                                                                         Year ended December 31,
                                                                            --------------------------------------------------------

                                                            Period ended
                                                            June 30, 1999
                                                             (Unaudited)       1998       1997       1996        1995       1994
                                                         ------------------ ---------- ---------- ----------- ----------- --------
NET ASSET VALUE
   Beginning of period ..................................   $  11.49     $  10.74     $  10.15    $  10.53     $   9.37   $ 10.33
                                                            ---------    ---------    ---------   ---------    ---------  --------

OPERATIONS
   Net investment income (1).............................       0.35         0.66         0.61        0.50         0.53      0.37
   Net realized and unrealized gain (loss) on investments      (0.73)        0.31         0.61       (0.36)        1.57     (0.97)
                                                            ---------    ---------    ---------   ---------    ---------  --------
   Total from investment operations .....................      (0.38)        0.97         1.22        0.14         2.10     (0.60)
                                                            ---------    ---------    ---------   ---------    ---------  --------

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .................       (0.67)       (0.01)       (0.62)      (0.52)       (0.57)    (0.34)
   Distributions from net realized gains on investments .       (0.31)       (0.21)       (0.01)         --        (0.27)    (0.02)
   Distributions in excess of net investment income or
     realized gains .....................................          --           --           --          --        (0.10)       --
                                                            ---------    ---------    ---------   ---------    ---------  --------
   Total distributions ..................................       (0.98)       (0.22)       (0.63)      (0.52)       (0.94)    (0.36)
                                                            ---------    ---------    ---------   ---------    ---------  --------

NET ASSET VALUE
   End of period ........................................   $   10.13    $   11.49    $   10.74   $   10.15    $   10.53  $   9.37
                                                            =========    =========    =========   =========    =========  ========
TOTAL RETURN (2).........................................       (3.25)%       9.04%       12.01%       1.34%       22.44%    (5.79)%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's omitted) ............    $242,845     $254,365     $218,854    $160,695     $114,612   $70,359
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements ..........................        0.60%(3)     0.60%        0.62%       0.63%        0.66%     0.73%
     After repayments/reimbursements and directed
        brokerage arrangements (4).......................        0.60%(3)     0.60%        0.62%       0.63%        0.70%     0.75%
   Ratios of net investment income to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements ..........................        6.69%(3)     5.96%        6.22%       5.88%        6.67%     7.08%
     After repayments/reimbursements and directed
        brokerage arrangements ..........................        6.69%(3)     5.96%        6.22%       5.88%        6.63%     7.05%
   Portfolio turnover rate ..............................       48.95%      224.48%      358.67%     369.32%      381.53%   152.91%

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                            Intermediate-Term Bond Fund
                                                         ---------------------------------------------------------------------------


                                                                                         Year ended December 31,
                                                                             -------------------------------------------------------

                                                            Period ended
                                                            June 30, 1999
                                                             (Unaudited)       1998        1997        1996       1995       1994
                                                          -----------------  --------  -----------  ---------  ---------  ---------
NET ASSET VALUE
   Beginning of period ...................................    $  11.13      $  10.31    $  10.20     $ 10.38    $  9.61    $ 10.28
                                                              ---------     ---------   ---------    --------   --------   --------

OPERATIONS
   Net investment income (1)..............................        0.30          0.58        0.59        0.61       0.54       0.38
   Net realized and unrealized gain (loss) on investments        (0.27)         0.29        0.17       (0.20)      0.90      (0.67)
                                                              ---------     ---------   ---------    --------   --------   --------
   Total from investment operations ......................        0.03          0.87        0.76        0.41       1.44      (0.29)
                                                              ---------     ---------   ---------    --------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ..................       (0.59)        (0.00)(2)   (0.60)      (0.59)     (0.55)     (0.38)
   Distributions from net realized gains on investments ..       (0.33)        (0.05)      (0.05)         --      (0.07)        --
   Distributions in excess of net investment income or
     realized gains ......................................          --            --          --          --      (0.05)        --
                                                              ---------     ---------   ---------    --------   --------   --------
   Total distributions ...................................       (0.92)        (0.05)      (0.65)      (0.59)     (0.67)     (0.38)
                                                              ---------     ---------   ---------    --------   --------   --------

NET ASSET VALUE
   End of period .........................................    $  10.24      $  11.13    $  10.31     $ 10.20    $ 10.38    $  9.61
                                                              =========     =========   =========    ========   ========   ========
TOTAL RETURN (3)..........................................        0.33%         8.48%       7.50%       3.95%     15.01%     (2.85)%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's omitted) ...........    $125,092      $126,359    $108,596     $86,385    $73,480    $48,571
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements ...........................        0.59%(4)      0.60%       0.63%       0.66%      0.68%      0.75%
     After repayments/reimbursements and directed
        brokerage arrangements (5)........................        0.59%(4)      0.60%       0.63%       0.66%      0.75%      0.75%
   Ratios of net investment income to average net assets:
     Before repayments/reimbursements and directed
        brokerage arrangements ...........................        5.63%(4)      5.50%       5.90%       5.77%      6.19%      5.35%
     After repayments/reimbursements and directed
        brokerage arrangements ...........................        5.63%(4)      5.50%       5.90%       5.77%      6.11%      5.35%
   Portfolio turnover rate ...............................      201.34%       407.24%     215.97%     191.20%    137.14%     22.72%
------------------------------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)  Less than 0.01 per share.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                    Value
------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 35.6%
Corporate Debt -- 11.4%
$         400,000    Ainsworth Lumber Co.,
                     Yankee-Dollar (PIK)
                     12.500%, 07/15/07 ................   $     444,000
          250,000    Algoma Steel, Inc., Yankee-Dollar
                     12.375%, 07/15/05 ................         242,500
        1,000,000    Banco Nacional Comerico Exterior
                     SNC
                     7.250%, 02/02/04 .................         902,500
          350,000    Call-Net Enterprises, Inc.,
                     Yankee-Dollar
                     8.000%, 08/15/08 .................         311,500
          250,000    Call-Net Enterprises, Inc.,
                     Yankee-Dollar, Step Up
                     8.000%, 08/15/08 .................         139,375
          200,000    Canadian Airlines Corp.,
                     Yankee-Dollar
                     10.000%, 05/01/05 ................         149,000
          200,000    Canadian Airlines Corp.,
                     Yankee-Dollar
                     12.250%, 08/01/06 ................          79,250
          400,000    Cenargo International Plc,
                     Yankee-Dollar
                     9.750%, 06/15/08 .................         371,000
          400,000    Clearnet Communications, Inc.,
                     Yankee-Dollar, Step Up
                     14.750%, 12/15/05 ................         364,000
          500,000    Diamond Cable Communications Plc,
                     Yankee-Dollar, Step Up
                     10.750%, 02/15/07 ................         388,125
          500,000    Dolphin Telecom Plc,
                     Yankee-Dollar, Step Up
                     11.625%, 06/01/08 ................         250,000
          200,000    Energis Plc 144A
                     9.750%, 06/15/09 .................         203,500
          350,000    Hermes Euro Rail, Yankee-Dollar
                     11.500%, 08/15/07 ................         367,500
           50,000    Hidroelectricia Piedra del Aguila
                     SA, 144A
                     10.625%, 10/09/01 ................          24,500
          400,000    HMV Media Group Plc Series B,
                     Yankee-Dollar
                     10.250%, 05/15/08 ................         404,000
          300,000    Imax Corp., Yankee-Dollar
                     7.875%, 12/01/05 .................         286,500
          360,000    Indah Kiat Fin Mauritius,
                     Euro-Dollar
                     10.000%, 07/01/07 ................         248,400
          400,000    International Utility Structures,
                     Yankee-Dollar
                     10.750%, 02/01/08 ................         403,000
          250,000    Intrawest Corp., Yankee-Dollar
                     9.750%, 08/15/08 .................         253,125
          500,000    MetroNet Communications Corp.,
                     Yankee-Dollar, Step Up
                     9.950%, 06/15/08 .................         370,000
          500,000    Microcell Telecommunication,
                     Inc., Series B, Yankee-Dollar,
                     Step Up
                     14.000%, 06/01/06 ................         405,000
          400,000    Millar Western Forest Products,
                     Yankee-Dollar
                     9.875%, 05/15/08 .................         387,500
          400,000    Regional Independent Media,
                     Yankee-Dollar
                     10.500%, 07/01/08 ................         402,000
          300,000    Repap New Brunswick, Yankee-Dollar
                     10.625%, 04/15/05 ................         229,500


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                    Value
------------------------------------------------------------------------
$         250,000    RSL Communications Plc,
                     Yankee-Dollar
                     10.500%, 11/15/08 ................   $     248,750
          250,000    TeleWest Communications Plc,
                     Yankee-Dollar
                     9.625%, 10/01/06 .................         257,500
          400,000    TeleWest Communications Plc,
                     Yankee-Dollar, Step Up
                     11.000%, 10/01/07 ................         356,000
        1,230,000    Transportacion Ferroviaria
                     Mexicana SA,
                     Yankee-Dollar, Step Up
                     11.750%, 06/15/09 ................         738,000
        2,865,000    Vnesheconombank,
                     Variable Rate
                     6.063%, 12/15/15 .................         441,081
          350,000    ZSC Specialty Chemical Plc 144A
                     11.000%, 07/01/09 ................
                                                                354,813
                                                        ----------------
                                                             10,021,919
                                                        ----------------
Government Obligations -- 24.2%
          310,000    Bulgaria Government Discount Note
                     Series A, Variable Rate
                     5.875%, 07/28/24 .................         210,025
          570,000    Bulgaria-FLIRB Series A, Variable
                     Rate
                     2.500%, 07/28/12 .................         345,563
          250,000    Central Bank of Nigeria Series
                     WW, Variable Rate
                     6.250%, 11/15/20 .................         152,500
          274,384    Croatia Government National
                     Series B (Brady), Variable Rate
                     5.813%, 07/31/06 .................         227,679
          799,924    Ecuador -  PDI (Brady)
                     6.000%, 02/27/15 .................         262,975
            1,026    Ecuador Global Bond - PDI
                     3.813%, 12/29/49 .................             337
          132,362    Ecuador Global Bond - PDI,
                     Variable Rate
                     6.000%, 02/27/15 .................          43,514
            6,215    Ecuador Global Bond - PDI,
                     Variable Rate
                     6.625%, 02/27/15 .................           2,043
          825,000    Ministry of Finance Russia Global
                     Bond 10.000%, 06/26/07 ...........         405,075
          175,000    Ministry of Finance Russia Global
                     Bond Series R
                     9.250%, 11/27/01 .................         117,798
          305,000    Ministry of Finance Russia Global
                     Bond, Series REGS, Euro-Dollar
                     8.750%, 07/24/05 .................         149,450
          780,000    Ministry of Finance Russia Global
                     Bond, Series REGS, Euro-Dollar
                     11.000%, 07/24/18 ................         382,200
          485,000    Ministry of Finance Russia, 144A
                     12.750%, 06/24/28 ................         273,419
          885,000    Peru-FLIRB - Series US,
                     Variable Rate
                     3.750%, 03/07/17 .................         488,963
          555,000    Peru-PDI - Series US,
                     Variable Rate
                     4.500%, 03/07/17 .................         341,325
          170,000    Poland - Bearer -  PDI, Step Up
                     5.000%, 10/27/14 .................         149,600
          480,000    Poland Treasury Bill
          (PLZ)      Series 52
                     0.000%(b), 08/04/99 ..............         120,978
        1,220,000    Poland Treasury Bill
          (PLZ)      Series 52
                     0.000%(b), 08/11/99 ..............         306,791

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                    Value
------------------------------------------------------------------------
$         390,000    Republic of Argentina Global Bond
                     Series BGL
                     11.000%, 10/09/06 ................   $     362,700
        2,622,600    Republic of Argentina Series BB,
                     Variable Rate
                     5.938%, 03/31/05 .................       2,241,011
        1,550,000    Republic of Argentina Series
                     L-GP, Step Up
                     6.000%, 03/31/23 .................         990,063
        1,378,097    Republic of Argentina Series
        (ARS)        PRO1, Variable Rate
                     2.953%, 04/01/07 .................         964,187
           50,000    Republic of Brazil
                     10.125%, 05/15/27 ................          37,500
        2,498,144    Republic of Brazil - C Bond,
                     Variable Rate (PIK)
                     5.000%, 04/15/14 .................       1,626,916
          510,000    Republic of Brazil - NMB L
                     (Brady), Variable Rate
                     5.938%, 04/15/09 .................         355,725
           15,822    Republic of Brazil C Bond Series
                     L, Variable Rate
                     8.000%, 04/15/14 .................          10,304
          845,000    Republic of Brazil Discount Bond
                     Series ZL, Variable Rate
                     5.875%, 04/15/24 .................         535,519
        1,377,500    Republic of Brazil Series EI-L,
                     Variable Rate
                     6.125%, 04/15/06 .................       1,084,781
        1,102,000    Republic of Brazil Series EI-RG,
                     Variable Rate
                     6.125%, 04/15/06 .................         867,825
          295,000    Republic of Colombia, Variable
                     Rate, Yankee-Dollar
                     9.705%, 08/13/05 .................         256,650
          470,000    Republic of Panama
                     8.875%, 09/30/27 .................         391,275
          860,000    Republic of Philippines Global
                     Bond
                     9.875%, 01/15/19 .................         842,800
        2,035,000    Republic of Venezuela
                     9.250%, 09/15/27 .................       1,363,450
        1,499,996    Republic of Venezuela Series DL,
                     Variable Rate
                     6.313%, 12/18/07 .................       1,159,684
      107,017,700    Turkey Treasury Bill Series 6B
      (TRL)          0.000%(b), 08/18/99 ..............         228,233
        1,570,000    United Mexican States Global Bond
                     11.500%, 05/15/26 ................       1,751,334
          810,000    United Mexican States Global Bond
                     Series XW
                     10.375%, 02/17/09 ................         820,125
          320,000    United Mexican States Global
                     Bond, Series EMTN
                     9.750%, 04/06/05 .................         323,200
          750,000    United Mexican States Series W-A
                     6.250%, 12/31/19 .................         556,875
          750,000    United Mexican States
                     Series D, Variable Rate
                     6.068%, 12/31/19 .................         630,000
                                                        ----------------
                                                             21,380,392
                                                        ----------------

Total Foreign Obligations
   (Cost $30,850,382) ...............................        31,402,311
                                                        ----------------
U.S. Corporate Obligations -- 61.7%
          300,000    Ackerley Group, Inc. Series B
                     9.000%, 01/15/09 .................         297,750
          400,000    Adelphia Communications Corp.
                     Series B
                     8.375%, 02/01/08 .................         384,000

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                    Value
------------------------------------------------------------------------
$         250,000    Advance Stores Co., Inc. Series B
                     10.250%, 04/15/08 ................
                                                          $     241,250
          250,000    Advanced Glassfiber Yarns 144A
                     9.875%, 01/15/09 .................         242,500
          300,000    Aetna Industries, Inc.
                     11.875%, 10/01/06 ................         321,750
          300,000    Agrilink Foods, Inc.
                     11.875%, 11/01/08 ................         310,500
          400,000    Allied Holdings, Inc. Series B
                     8.625%, 10/01/07 .................         378,000
          350,000    Allied Waste North America Series
                     B 7.875%, 01/01/09 ...............         326,375
          150,000    American Axle & Manufacturing
                     Holdings, Inc.
                     9.750%, 03/01/09 .................         150,750
          400,000    American Cellular Corp.
                     10.500%, 05/15/08 ................         408,000
          400,000    American Eco Corp. Series B
                     9.625%, 05/15/08 .................         234,000
          400,000    American Lawyer Media, Inc.
                     Series B
                     9.750%, 12/15/07 .................         410,000
          250,000    American Media Operation, Inc.,
                     144A 10.250%, 05/01/09 ...........         253,125
          400,000    Ameristar Casinos, Inc.
                     Series B
                     10.500%, 08/01/04 ................         410,000
          200,000    Ampex Corp. Series B
                     12.000%, 03/15/03 ................         208,500
          300,000    Anthony Crane Rentals Series B
                     10.375%, 08/01/08 ................         291,000
          300,000    Applied Extrusion Technologies,
                     Inc. Series B
                     11.500%, 04/01/02 ................         306,000
          400,000    Archibald Candy Corp.
                     10.250%, 07/01/04 ................         406,000
          400,000    Aurora Foods, Inc. Series B
                     8.750%, 07/01/08 .................         394,000
          400,000    Avalon Cable Holdings LLC, 144A,
                     Step Up
                     11.875%, 12/01/08 ................         267,000
          400,000    Axia, Inc.
                     10.750%, 07/15/08 ................         396,500
          250,000    Aztar Corp. 144A
                     8.875%, 05/15/07 .................         240,625
          200,000    B&G Foods, Inc. 144A
                     9.625%, 08/01/07 .................         189,250
          250,000    Ball Corp.
                     8.250%, 08/01/08 .................         243,750
          400,000    Bayou Steel Corp.
                     9.500%, 05/15/08 .................         390,000
          200,000    Brand Scaffold Services, Inc.
                     10.250%, 02/15/08 ................         196,000
          400,000    Building Materials Corp. Series B
                     7.750%, 07/15/05 .................         376,000
          200,000    Caprock Communications Corp., 144A
                     11.500%, 05/01/09 ................         202,000
          400,000    CapStar Broadcasting, Step Up
                     12.750%, 02/01/09 ................         338,000
          250,000    Carrols Corp.
                     9.500%, 12/01/08 .................         234,375
          400,000    Casino Magic Corp. (Louisiana)
                     Series B
                     13.000%, 08/15/03 ................         459,000
          500,000    Century Communications Corp.
                     Series B
                     0.000%(b), 01/15/08 ..............         220,000

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                    Value
------------------------------------------------------------------------
$         250,000    Charter Communications Holdings
                     LLC, 144A, Step Up
                     9.920%, 04/01/11 .................   $     156,250

          400,000    Classic Communications, Inc.,
                     144A, Step Up
                     13.250%, 08/01/09 ................         264,000
          400,000    Coaxial Communications, Inc.,
                     Series REGS
                     10.000%, 08/15/06 ................         406,500
          250,000    Coinstar, Inc., Step Up
                     13.000%, 10/01/06 ................         256,250
          200,000    Collins & Aikman Corp. Series B
                     10.000%, 01/15/07 ................         199,000
          400,000    Comcast Cellular Holdings Series B
                     9.500%, 05/01/07 .................         446,000
          200,000    Condor Systems, Inc., 144A
                     11.875%, 05/01/09 ................         194,000
          300,000    Continental Resources, Inc.
                     10.250%, 08/01/08 ................         221,625
          400,000    Cumulus Media, Inc.
                     10.375%, 07/01/08 ................         426,000
          400,000    Diamond Brands, Inc.
                     10.125%, 04/15/08 ................         326,000
          300,000    Diamond Triumph Autoglass 144A
                     9.250%, 04/01/08 .................         292,500
          500,000    DIVA Systems Corp. Series B, Step
                     Up 12.625%, 03/01/08 .............         145,000
          400,000    Dobson Communications Corp.
                     11.750%, 04/15/07 ................         420,000
          250,000    Dobson/Sygnet Communications Corp.
                     12.250%, 12/15/08 ................         261,250
          250,000    Dura Operating Corp., 144A
                     9.000%, 05/01/09 .................         240,000
          500,000    e. spire Communications, Inc.,
                     Step Up
                     13.000%, 11/01/05 ................         265,000
          400,000    e. spire Communications, Inc.,
                     Step Up
                     10.625%, 07/01/08 ................         144,000
          400,000    Eagle Family Foods Series B
                     8.750%, 01/15/08 .................         356,000
          400,000    Eagle Geophysical, Inc. Series B
                     10.750%, 07/15/08 ................         210,000
          400,000    Echostar DBS Corp., 144A
                     9.375%, 02/01/09 .................         409,000
          400,000    Empress Entertainment, Inc.
                     8.125%, 07/01/06 .................         404,000
          400,000    Exodus Communications, Inc.
                     11.250%, 07/01/08 ................         422,000
          250,000    Falcon Holding Group LP Series B
                     8.375%, 04/15/10 .................         246,875
          300,000    Fisher Scientific International,
                     Inc.
                     9.000%, 02/01/08 .................         286,500
          300,000    Fitzgerald Gaming Corp. Series B
                     12.250%, 12/15/04 ................         166,500
          400,000    Fleming Companies, Inc. Series B
                     10.500%, 12/01/04 ................         380,000
          500,000    Focal Communications Corp. Series
                     B, Step Up
                     12.125%, 02/15/08 ................         275,000
          300,000    Fountain View, Inc. Series B
                     11.250%, 04/15/08 ................         253,500
          250,000    Friendly Ice Cream Corp.
                     10.500%, 12/01/07 ................         223,750

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                    Value
------------------------------------------------------------------------
$         250,000    FrontierVision Operating Partners
                     LP Series B
                     11.875%, 09/15/07 ................   $     214,375
          400,000    Galey & Lord, Inc., 144A
                     9.125%, 03/01/08 .................         264,000
          350,000    Gaylord Container Corp. Series B
                     9.750%, 06/15/07 .................         335,125
          400,000    General Binding Corp.
                     9.375%, 06/01/08 .................         376,000
          300,000    Geo Specialty Chemicals
                     10.125%, 08/01/08 ................         289,500
          400,000    Globalstar L.P.
                     11.500%, 06/01/05 ................         264,000
          300,000    Globe Manufacturing Corp. Series B
                     10.000%, 08/01/08 ................         226,500
          250,000    Globix Corp.
                     13.000%, 05/01/05 ................         240,000
          300,000    Golden Sky DBS, Inc., 144A, Step
                     Up
                     13.500%, 03/01/07 ................         180,000
          400,000    Granite Broadcasting Corp.
                     8.875%, 05/15/08 .................         383,000
          400,000    Great Lakes Carbon Corp. Series B
                     (PIK)
                     10.250%, 05/15/08 ................         392,000
          400,000    GST USA, Inc., Step Up
                     13.875%, 12/15/05 ................         326,000
          200,000    Gulf States Steel-Alabama
                     13.500%, 04/15/03 ................          49,250
          400,000    Hard Rock Hotel, Inc.
                     Series B
                     9.250%, 04/01/05 .................         376,000
          350,000    Hayes Lemmerz International,
                     Inc., 144A
                     8.250%, 12/15/08 .................         332,500
          350,000    Helicon Group Ltd. Series B
                     11.000%, 11/01/03 ................         367,500
          400,000    HMH Properties Series B
                     7.875%, 08/01/08 .................         371,000
          450,000    Hollinger International
                     Publishing, Inc.
                     9.250%, 02/01/06 .................         459,000
          250,000    Hollywood Casino Corp., 144A
                     11.250%, 05/01/07 ................         253,125
          400,000    Hollywood Park, Inc. Series B
                     9.500%, 08/01/07 .................         398,000
          400,000    Home Products International, Inc.
                     9.625%, 05/15/08 .................         367,000
          350,000    Horseshoe Gaming LLC Series B
                     9.375%, 06/15/07 .................         355,250
          350,000    Huntsman Corp., 144A
                     9.500%, 07/01/07 .................         332,500
          400,000    Hyperion Telecommunications, Inc.
                     Series B, Step Up
                     13.000%, 04/15/03 ................         330,000
          400,000    ICN Pharmaceuticals, Inc. Series B
                     9.250%, 08/15/05 .................         403,500
          400,000    IMPAC Group, Inc. Series B
                     10.125%, 03/15/08 ................         382,000
          400,000    InSight Health Services Corp.
                     9.625%, 06/15/08 .................         386,000
          300,000    Interep National Radio Sales,
                     Inc. Series B
                     10.000%, 07/01/08 ................         308,250
          250,000    Intermedia Communication, Inc.
                     Series B
                     8.600%, 06/01/08 .................         231,250
          400,000    International Home Foods, Inc.
                     10.375%, 11/01/06 ................         427,000


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                    Value
------------------------------------------------------------------------
$         250,000    Isle of Capri Casinos, Inc., 144A
                     8.750%, 04/15/09 .................   $     235,625
          400,000    ITC/\DeltaCom, Inc.
                     8.875%, 03/01/08 .................         397,500
          400,000    IXC Communications, Inc.
                     9.000%, 04/15/08 .................         384,000
          335,000    Jackson Products, Inc.
                     9.500%, 04/15/05 .................         323,275
          400,000    James Cable Partners LP Series B
                     10.750%, 08/15/04 ................         418,000
          250,000    JL French Automotive Casting,
                     Inc., 144A
                     11.500%, 06/01/09 ................         256,250
          400,000    Jones Intercable, Inc.
                     8.875%, 04/01/07 .................         436,000
          400,000    Jordan Telecommunications
                     Products Series B
                     9.875%, 08/01/07 .................         398,000
          300,000    Kelley Oil & Gas Corp., 144A
                     14.000%, 04/15/03 ................         306,750
          150,000    Kelley Oil & Gas Corp.
                     Series B
                     10.375%, 10/15/06 ................          82,500
          250,000    Key Energy Services, Inc., Unit,
                     144A
                     14.000%, 01/15/09 ................         260,000
          400,000    Keystone Consolidated Industries,
                     Inc.
                     9.625%, 08/01/07 .................         390,000
          150,000    Knology Holdings, Inc., Step Up
                     11.875%, 10/15/07 ................          90,188
           50,000    Krystal Co.
                     10.250%, 10/01/07 ................          52,625
          400,000    L-3 Communications Corp.
                     8.500%, 05/15/08 .................         392,000
          300,000    Lady Luck Gaming Corp.
                     11.875%, 03/01/01 ................         304,500
          400,000    Laroche Industries, Inc. Series B
                     9.500%, 09/15/07 .................         316,000
          400,000    Level 3 Communications, Inc.
                     9.125%, 05/01/08 .................         393,500
          400,000    Lodestar Holdings, Inc.
                     11.500%, 05/15/05 ................         306,000
          400,000    Logix Communications Enterprise
                     12.250%, 06/15/08 ................         362,000
          200,000    Lyondell Chemical Co. 144A
                     9.875%, 05/01/07 .................         203,750
          400,000    Magellan Health Services, Inc.
                     9.000%, 02/15/08 .................         344,000
          250,000    Majestic Star Casino LLC 144A
                     10.875%, 07/01/06 ................         248,750
          400,000    Maxim Group, Inc. Series B
                     9.250%, 10/15/07 .................         392,000
          500,000    McLeodUSA, Inc., Step Up
                     10.500%, 03/01/07 ................         383,750
          200,000    Mediacom LLC, 144A
                     7.875%, 02/15/11 .................         179,500
          300,000    Motors and Gears, Inc.
                     Series D
                     10.750%, 11/15/06 ................         304,875
          200,000    Mrs. Fields Holding Co. - Unit,
                     Step Up
                     14.000%, 12/01/05 ................          98,000
          400,000    Mrs. Fields Original Cookies
                     Series D
                     10.125%, 12/01/04 ................         354,000
          400,000    NE Restaurant Company, Inc.
                     10.750%, 07/15/08 ................         367,000


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                    Value
------------------------------------------------------------------------
$         500,000    Nextel Communications, Inc., Step
                     Up
                     9.950%, 02/15/08 .................   $     345,000
          500,000    Nextel Partners, Inc., 144A, Step
                     Up
                     14.000%, 02/01/09 ................         295,000
          300,000    NEXTLINK Communications, Inc.
                     9.625%, 10/01/07 .................         289,500
          400,000    Northland Cable Television
                     10.250%, 11/15/07 ................         419,000
          500,000    NTL Communications Corp. Series B,
                     Step Up 12.375%, 10/01/08 ........         343,750
          500,000    NTL, Inc., Step Up
                     9.500%, 04/01/08 .................         335,000
          200,000    OpTel, Inc., Series B
                     13.000%, 02/15/05 ................         156,000
          250,000    Orion Network, Inc.
                     11.250%, 01/15/07 ................         225,000
          400,000    Outboard Marine Corp., Series B
                     10.750%, 06/01/08 ................         270,000
          250,000    Oxford Automotive, Inc. Series D
                     10.125%, 06/15/07 ................         251,250
          400,000    Oxford Health Plans, Inc., 144A
                     11.000%, 05/15/05 ................         414,000
          400,000    P & L Coal Holdings Corp. Series B
                     9.625%, 05/15/08 .................         399,000
          300,000    Packaged Ice, Inc. Series B
                     9.750%, 02/01/05 .................         295,500
          400,000    Pathmark Stores, Inc.
                     9.625%, 05/01/03 .................         408,000
          400,000    Philipp Brothers Chemicals, Inc.
                     9.875%, 06/01/08 .................         366,000
          300,000    Pioneer Americas Acquisition
                     Corp. Series B
                     9.250%, 06/15/07 .................         247,500
          200,000    Players International, Inc.
                     10.875%, 04/15/05 ................         212,000
          400,000    Price Communication Wireless,
                     Inc., Series B
                     9.125%, 12/15/06 .................         406,000
          318,000    Price Communications Cellular
                     Holdings (PIK)
                     11.250%, 08/15/08 ................         335,490
          400,000    Primus Telecomm Group, Inc.
                     Series B
                     9.875%, 05/15/08 .................         380,000
          250,000    PSINet, Inc.
                     11.500%, 11/01/08 ................         265,000
          500,000    Qwest Communications
                     International, Inc., Step Up
                     9.470%, 10/15/07 .................         390,815
          300,000    Randall's Food Markets, Inc.
                     Series B
                     9.375%, 07/01/07 .................         321,750
          400,000    Regal Cinemas, Inc.
                     9.500%, 06/01/08 .................         376,000
          400,000    Republic Engineered Steels, Inc.
                     9.875%, 12/15/01 .................         401,000
          300,000    Rhythms NetConnections, Inc., 144A
                     12.750%, 04/15/09 ................         282,000
          200,000    Rural Cellular Corp. Series B
                     9.625%, 05/15/08 .................         202,000
          350,000    Russell-Stanley Holdings, Inc.,
                     144A
                     10.875%, 02/15/09 ................         348,250
          350,000    S.D. Warren Co. Series B
                     12.000%, 12/15/04 ................         378,000

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount (a)                                                    Value
------------------------------------------------------------------------
$         400,000    Salem Communications
                     Corp. Series B 9.500%, 10/01/07 ..   $     416,000
          600,000    Santa Fe Hotel, Inc.
                     11.000%, 12/15/00 ................         570,000
          139,050    SD Warren Co.
                     14.000%, 12/15/06 ................         159,560
          300,000    Sinclair Broadcast Group, Inc.
                     10.000%, 09/30/05 ................         306,000
          250,000    SITEL Corp.
                     9.250%, 03/15/06 .................         211,250
          400,000    Sprint Spectrum LP
                     11.000%, 08/15/06 ................         458,000
          300,000    Stanadyne Automotive Corp.
                     Series B 10.250%, 12/15/07 .......         262,500
          400,000    Startec Global Communications
                     Corp. 12.000%, 05/15/08 ..........         360,000
          300,000    Station Casinos, Inc.
                     9.750%, 04/15/07 .................         306,000
          150,000    Sterling Chemicals, Inc.
                     11.750%, 08/15/06 ................         114,750
          300,000    Tenet Healthcare Corp.
                     Series B 8.125%, 12/01/08 ........         285,000
          400,000    Thermadyne Holdings Corp.
                     9.875%, 06/01/08 .................         354,000
          300,000    Time Warner Telecom LLC
                     9.750%, 07/15/08 .................         307,500
          400,000    Trans World Airlines, Inc.
                     11.375%, 03/01/06 ................         204,000
          250,000    Transportation Manufacturing
                     Operations, Inc. 144A
                     11.250%, 05/01/09 ................         250,625
          400,000    Tri-state Outdoor Media
                     11.000%, 05/15/08 ................         409,000
          400,000    Tropical Sportswear International
                     Corp. Series B 144A
                     11.000%, 06/15/08 ................         417,000
          500,000    United International Holdings,
                     Inc., Series B, Step Up
                     10.750%, 02/15/08 ................         330,000
          250,000    United Rentals, Inc. Series B
                     9.250%, 01/15/09 .................         247,500
          400,000    US Office Products Co. 144A
                     9.750%, 06/15/08 .................         266,000
          400,000    Vectura Group, Inc. Series B
                     10.250%, 06/30/08 ................         402,000
          300,000    Vencor Operating, Inc.
                     9.875%, 05/01/05 .................          90,000
          400,000    Waste Systems International,
                     Inc., Convertible 144A
                     7.000%, 05/13/05 .................         364,000
          400,000    WCI Steel, Inc. Series B
                     10.000%, 12/01/04 ................         407,000
          500,000    Winstar Communications, Inc.,
                     Step Up
                     14.000%, 10/15/05 ................         438,750
          300,000    Wiser Oil Co.
                     9.500%, 05/15/07 .................         249,000
          400,000    Young Broadcasting, Inc. Series B
                     8.750%, 06/15/07 .................         388,000


Total U.S. Corporate Obligations
   (Cost $58,408,959) ...............................        54,553,703
                                                        ----------------
Shares                                                        Value
------------------------------------------------------------------------

Preferred Stocks -- 0.4%
              200    Benedek Communications (PIK),
                     11.5% ............................         158,500

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                        Value
------------------------------------------------------------------------
              221    Rural Cellular Corp. Series B
                     (PIK) ............................   $     223,763


Total Preferred Stocks
   (Cost $399,004) ..................................           382,263
                                                        ----------------

Warrants-- 0.0%
              250    Central Bank Of Nigeria ..........               0
            1,200    Classic Communications, Inc. .....           2,400
            1,500    DIVA Systems Corp. ...............          18,000
              250    Globix Corp. .....................           1,875
              400    Startec Global Communications
                     Corp. ............................             400
        1,153,000    United Mexican States ............               0

Total Warrants
                                                        ----------------
   (Cost $0) ........................................   $        22,675
                                                        ----------------

Total Investments -- 97.7%
   (Cost $89,658,345)                                        86,360,952
Other assets in excess of liabilities -- 2.3%                 2,033,262
                                                        ----------------
Total Net Assets-- 100.0%                               $    88,394,214
                                                        ================
Notes to the Portfolio of Investments:
Euro-Dollar -- Securities issued offshore that pay interest and principal in U.S. Dollars.
FLIRB -- Front Loaded Interest Reduction Bond
PDI -- Past Due Interest
PIK -- Payment in Kind
Step Up -- Security is a "step up" bond where the coupon increases or steps up on predetermined date(s).
Variable Rate -- The rates shown on variable rate securities reflect the current interest rate at June 30, 1999, which are subject to change based upon the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S.
companies in the U.S.
144A -- Securities restricted for resale to Qualified Institutional Buyers ARS -- Argentina Peso
PLZ -- Polish Zloty
TRL -- Turkish Lira
(a) The Principal Amount shown is expressed in United States Dollars unless stated otherwise.
(b) Security is a zero coupon bond.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Investments by Country
   American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                        Percentage of
  COUNTRY                                                Net Assets
------------------------------------------------------------------------
United States                                              62.1%
Mexico                                                      6.5
Argentina                                                   5.2
Brazil                                                      5.1
Canada                                                      4.6
Great Britain                                               3.8
Venezuela                                                   2.8
Russia                                                      2.0
Philippines                                                 1.0
Peru                                                        0.9
Poland                                                      0.6
Bulgaria                                                    0.6
Panama                                                      0.4
Netherlands                                                 0.4
Ecuador                                                     0.3
Colombia                                                    0.3
Indonesia                                                   0.3
Turkey                                                      0.3
Croatia                                                     0.3
Nigeria                                                     0.2
                                                           -----
   Total                                                   97.7%
                                                           =====

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./International Equity Fund/June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                       Value
------------------------------------------------------------------------
Common Stocks -- 97.3%
Advertising -- 0.1%
    57,330    WPP Group Plc ........................  $         484,828
                                                      ------------------
Automotive -- 2.5%
     4,864    Bayerische Motoren Werke AG ............        3,345,745
    63,000    Honda Motor Co., Ltd. ..................        2,670,192
    44,345    Michelin - B ...........................        1,814,181
                                                      ------------------
                                                              7,830,118
                                                      ------------------
Banking -- 13.8%
   126,346    ABN Amro Holdings ......................        2,736,237
   388,282    Banco De Santader* .....................        4,044,307
   288,100    Bangkok Bank Co., Ltd* .................        1,078,214
   246,980    Barclay's Plc ..........................        7,186,748
    52,100    Bayerische Vereinsbank AG ..............        3,384,947
   335,825    Development Bank of Singapore ..........        4,102,976
   448,289    Lloyds TSB Group Plc ...................        6,077,095
   292,200    National Australia Bank Ltd. ...........        4,835,326
   141,285    National Westminster Bank Plc ..........        2,995,412
    18,218    UBS AG - Registered ....................        5,437,545
   279,445    Westpac Banking Corp. Ordinary Shares ..        1,812,704
                                                      ------------------
                                                             43,691,511
                                                      ------------------
Beverages, Food & Tobacco -- 5.6%
   421,755    British American Tobacco ...............        3,965,594
   438,260    Cadbury Schweppes Plc ..................        2,790,971
   442,056    Diageo Plc .............................        4,616,391
     3,633    Nestle .................................        6,545,799
                                                      ------------------
                                                             17,918,755
                                                      ------------------
Building Materials -- 0.1%
   278,000    Hume Industries ......................            309,636
                                                      ------------------
Chemicals -- 1.0%
    81,000    Fuji Photo Film ......................          3,065,032
                                                      ------------------
Commercial Services -- 3.0%
    24,125    Brambles Industries Ltd. ...............          635,561
   109,636    Vivendi ................................        8,881,257
                                                      ------------------
                                                              9,516,818
                                                      ------------------
Communications -- 9.7%
    27,055    Alcatel Alsthom ........................  $     3,808,497
   395,650    Cable & Wireless .......................        5,042,322
    85,500    Koninklijke - KPN NV ...................        4,011,908
   659,348    Telecom Italia SpA .....................        6,854,054
    27,100    Telfonaktiebolaget LM Ericsson - B
              Shares .................................          868,615
   514,625    Vodafone Group Plc .....................       10,140,067
                                                      ------------------
                                                             30,725,463
                                                      ------------------
Conglomerates -- 0.9%
     2,490    Alusuisse Lonza Holdings .............          2,902,296
                                                      ------------------
Electric Utilities -- 2.2%
    53,475    EDP - Electricidade de
              Portugal SA ............................          962,871
    63,015    National Power Plc .....................          458,907
    65,570    Veba AG ................................        3,854,369
     3,313    Viag AG ................................        1,564,805
                                                      ------------------
                                                              6,840,952
                                                      ------------------
Electrical Equipment -- 1.6%
     7,000    Keyence Corp. ..........................        1,224,923
   834,380    Siebe Plc ..............................        3,948,954
                                                      ------------------
                                                              5,173,877
                                                      ------------------
Electronics -- 4.6%
    63,000    Murata Manufacturing Co., Ltd. .........        4,143,227
    17,000    Rohm Co. Ltd. ..........................        2,661,602
    72,350    Sony Corp. .............................        7,800,705
                                                      ------------------
                                                             14,605,534
                                                      ------------------
Entertainment & Leisure -- 2.8%
   124,217    EMI Group Plc ..........................          996,643
   318,460    Granada Group Plc* .....................        5,908,420
   519,700    Ladbroke Group .........................        2,060,299
                                                      ------------------
                                                              8,965,362
                                                      ------------------
Financial Services -- 0.6%
    49,200    HSBC Holdings Plc* ...................          1,794,600
                                                      ------------------
Food Retailers -- 1.9%
   122,660    Koninklijke Ahold NV ...................        4,224,962
   257,000    TI Group Plc ...........................        1,721,720
                                                      ------------------
                                                              5,946,682
                                                      ------------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./International Equity Fund/June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                       Value
------------------------------------------------------------------------
Heavy Machinery -- 4.2%
    89,773    Mannesmann AG ........................  $      13,396,384
                                                      ------------------
Insurance -- 11.0%
   421,755    Allied Zurich Plc ......................        5,301,882
    50,120    Axa ....................................        6,114,615
   185,715    International Nederlanden Groep ........       10,054,943
   498,855    Prudential Corp. .......................        7,344,443
     3,193    Schweizerische
              Ruckversicherungs-Gesellschaft .........        6,079,597
                                                      ------------------
                                                             34,895,480
                                                      ------------------
Media - Broadcasting
   & Publishing -- 3.5%
   103,900    Elsevier NV ............................        1,205,427
   687,560    News Corp. Ltd. ........................        5,866,399
    76,350    Pearson Plc ............................        1,551,317
   144,000    Singapore Press Holdings Ltd. ..........        2,452,910
                                                      ------------------
                                                             11,076,053
                                                      ------------------
Medical Supplies -- 2.7%
   185,000    Takeda Chemical Industries Ltd. ......          8,574,712
                                                      ------------------
Office Equipment -- 2.4%
   266,000    Canon ................................          7,647,952
                                                      ------------------
Oil & Gas -- 5.7%
   306,596    Ente Nazionale Idrocarburi SpA .........        1,830,715
    61,510    Royal Dutch Petroleum Co. ..............        3,603,028
   872,272    Shell Transport & Trading ..............        6,541,342
    47,760    Total SA - B* ..........................        6,161,623
                                                      ------------------
                                                             18,136,708
                                                      ------------------
Pharmaceuticals -- 8.7%
   240,050    Glaxo Wellcome Plc .....................        6,671,038
   106,570    Hoechst AG .............................        4,802,748
     4,022    Novartis AG ............................        5,872,893
     1,030    Roche Holding AG .......................        5,293,773
   126,900    Zeneca Group ...........................        4,908,797
                                                      ------------------
                                                             27,549,249
                                                      ------------------
Retailers -- 2.7%
   150,000    Kao Corp. ..............................  $     4,213,620
   195,428    Kingfisher .............................        2,248,790
    81,177    Safeway Plc ............................          325,333
   122,000    Shiseido Co., Ltd. .....................        1,828,451
                                                      ------------------
                                                              8,616,194
                                                      ------------------
Telephone Systems -- 5.1%
    33,825    Korea Telecom Corp. ADR* ...............        1,259,136
       910    NTT Mobile Communcations Network, Inc. .        1,233,047
     3,640    NTT Mobile Communication Network, Inc.
              New* ...................................        4,871,931
    31,780    Tele Danmark A/S .......................        1,564,304
   145,555    Telecom Corp. of New Zealand Ltd. ......          624,780
    70,697    Telefonica SA* .........................        3,405,537
   568,850    Telstra Corp., Ltd. ....................        3,259,681
                                                      ------------------
                                                             16,218,416
                                                      ------------------
Transportation -- 0.9%
    55,910    Railtrack Group Plc ....................        1,143,058
    77,900    TNT Post Group NV ......................        1,859,785
                                                      ------------------
                                                              3,002,843
                                                      ------------------
Total Common Stocks
   (Cost $231,614,809) .............................        308,885,455
                                                      ------------------
Total Investments -- 97.3%
   (Cost $231,614,809)                                      308,885,455
Other assets in excess of liabilities-- 2.7%                  8,637,088
                                                      ==================
Total Net Assets-- 100.0%                             $     317,522,543
                                                      ==================

Notes to the Portfolio of Investments:
ADR -- American Depository Receipt
* Non-income producing security.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Investments by Country
American Odyssey Funds, Inc./International Equity Fund/June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                               Percentage of
      COUNTRY                                                   Net Assets
    -------------------------------------------------------------------------
    Great Britain                                                   29.7%
    Japan                                                           15.7
    Switzerland                                                     10.1
    Germany                                                          9.6
    Netherlands                                                      8.7
    France                                                           8.4
    Australia                                                        5.2
    Italy                                                            2.7
    Spain                                                            2.4
    Singapore                                                        2.1
    Hong Kong                                                        0.6
    Denmark                                                          0.5
    South Korea                                                      0.4
    Thailand                                                         0.3
    Portugal                                                         0.3
    Sweden                                                           0.3
    New Zealand                                                      0.2
    Malaysia                                                         0.1
                                                               ==========
       Total                                                        97.3%
                                                               ==========


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                       Value
------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
ADVERTISING -- 0.9%
   113,000    Penton Media, Inc. ...................  $       2,740,250
                                                      ------------------
AEROSPACE & DEFENSE -- 0.8%
    39,000    AAR Corp. ...............................         884,813
    96,700    Kellstrom Industries, Inc.* .............       1,764,775
                                                      ------------------
                                                              2,649,588
                                                      ------------------
APPAREL RETAILERS -- 2.0%
    43,200    Childrens Place, Inc. (The)* ............       1,749,600
    61,600    Claire's Stores, Inc. ...................       1,578,500
   181,800    Finish Line, Inc. (The) - Class A* ......       2,045,250
    82,500    Stage Stores, Inc.* .....................         536,250
   128,600    The Sports Authority, Inc.* .............         570,663
                                                      ------------------
                                                              6,480,263
                                                      ------------------
AUTOMOTIVE -- 0.4%
    66,395    AutoNation, Inc.* ....................          1,182,661
                                                      ------------------
BANKING -- 0.7%
    16,300    Advanta Corp. - Class A .................         294,419
    36,500    Alliance Bancorp, Inc. ..................         848,625
    27,900    Bay Bancshares, Inc. ....................         432,450
    20,600    Northrim Bank ...........................         226,600
    22,700    Union Bancorp, Inc. .....................         341,919
     8,500    Wilshire State Bank* ....................          95,625
                                                      ------------------
                                                              2,239,638
                                                      ------------------
BEVERAGES, FOOD & TOBACCO -- 0.5%
    18,650    Flowers Industries, Inc. ................         404,472
    25,000    Ravenswood Winery, Inc.* ................         262,500
    61,850    Tasty Baking ............................         761,528
                                                      ------------------
                                                              1,428,500
                                                      ------------------
BUILDING MATERIALS -- 0.3%
    16,100    Lone Star Industries, Inc. ..............         604,756
     4,300    Southdown, Inc. .........................         276,275
                                                      ------------------
                                                                881,031
                                                      ------------------
CHEMICALS -- 1.7%
    52,800    Agrium, Inc. ............................         465,300
   364,300    Calgon Carbon Corp. .....................       2,163,031
    50,700    IMC Global, Inc. ........................         893,588
    57,600    Olin Corp. ..............................         759,600
    20,400    Potash Corp. of Saskatchewan, Inc. ......       1,055,700
                                                      ------------------
                                                              5,337,219
                                                      ------------------

COMMERCIAL SERVICES -- 8.1%
    71,800    Corporate Executive Board Co. (The)* ....       2,553,388

   147,600    Heidrick & Struggles
              International, Inc.* ....................       2,804,400
    49,900    Incyte Pharmaceuticals,
              Inc.* ...................................       1,319,231
    47,300    Lo-Jack Corp.* ..........................         396,138
    76,600    MDC Communications
              Corp.* ..................................         928,775
    97,400    MedQuist, Inc.* .........................       4,261,249
   137,149    Rent-A-Center, Inc.* ....................       3,291,575
   110,662    Rental Service Corp.* ...................       3,167,699
   109,900    Republic Services, Inc.* ................       2,720,025
   129,500    Safety-Kleen Corp.* .....................       2,347,188
    20,200    St. Joseph Light & Power ................         415,363
     1,405    Student Advantage, Inc.* ................          13,348
   104,498    U.S. Oncology, Inc.* ....................       1,253,976
                                                      ------------------
                                                             25,472,355
                                                      ------------------
COMMUNICATIONS -- 0.6%
    87,300    Crown Castle International Corp.* ....          1,816,931
                                                      ------------------

COMPUTER HARDWARE -- 0.3%
    36,100    Tektronix, Inc. ......................          1,089,769
                                                      ------------------
COMPUTER SERVICES -- 4.7%
    40,100    BISYS Group, Inc.* ......................       2,345,850
    71,200    Com21, Inc.* ............................       1,214,850
    79,700    Electronics for Imaging* ................       4,094,587
    45,000    Extreme Networks, Inc.* .................       2,612,813
    38,600    International Telecommunications Data
              Systems, Inc.* ..........................
                                                                617,600
    82,400    Mentor Graphics Corp.* ..................       1,055,750
   124,800    Sequent Computer Systems, Inc.* .........       2,215,200

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------



Shares                                                       Value
------------------------------------------------------------------------
   154,428    SPR, Inc.* ..............................   $     820,399
                                                      ------------------
                                                             14,977,049
                                                      ------------------
COMPUTER SOFTWARE -- 9.1%
    96,300    Best Software, Inc.* ....................       1,552,838
    80,200    Concur Technologies, Inc.* ..............       2,255,625
    25,300    Entrust Technologies, Inc.* .............         841,225
    55,900    Information Resources, Inc.* ............         489,125
    11,300    International Integration, Inc.* ........         254,250
   109,700    Mercury Interactive Corp.* ..............       3,880,637
    66,500    Micromuse, Inc.* ........................       3,316,687
    40,600    Novell, Inc.* ...........................       1,075,900
    58,533    PRI Automation, Inc.* ...................       2,121,821
    38,300    Private Business, Inc.* .................         387,788
    54,500    PSINet, Inc.* ...........................       2,384,375
    33,600    Rhythms NetConnections, Inc.* ...........       1,961,400
   103,600    Santa Cruz Operation, Inc.* .............         676,643
    35,000    SCC Communications Corp.* ...............         153,125
   149,200    SERENA Software, Inc.* ..................       2,004,875
    45,200    TenFold Corp.* ..........................       1,435,100
    99,500    Transaction Systems* ....................       3,880,499
                                                      ------------------
                                                             28,671,913
                                                      ------------------
EDUCATION -- 0.5%
    56,800    Strayer Education, Inc. ..............          1,743,050
                                                      ------------------
ELECTRIC UTILITIES -- 0.0%
    12,000    Independent Energy Holdings ADR* .....
                                                                163,500
                                                      ------------------
ELECTRONICS -- 3.5%
    57,400    Dupont Photomasks, Inc.* ................       2,748,025
    18,000    LTX Corp.* ..............................         239,625
   128,400    REMEC, Inc.* ............................       2,070,450
    92,520    Semtech Corp.* ..........................       4,822,604
   116,300    VideoServer, Inc.* ......................       1,104,850
                                                      ------------------
                                                             10,985,554
                                                      ------------------
ENTERTAINMENT & LEISURE -- 2.6%
    77,000    Callaway Golf Co. .......................       1,126,125
    64,711    King World Productions,
              Inc.* ...................................       2,252,752
    21,500    Loews Cineplex Entertainment Corp.* .....         233,813
   124,398    Premier Parks, Inc.* ....................       4,571,626
                                                      ------------------
                                                              8,184,316
                                                      ------------------
FOREST PRODUCTS & PAPER -- 0.5%
    24,500    Boise Cascade Corp. .....................       1,053,500
     9,900    Bowater, Inc. ...........................         467,775
                                                      ------------------
                                                              1,521,275
                                                      ------------------
HEALTH CARE PROVIDERS -- 6.6%
   137,279    American Retirement Corp.* ..............       1,715,988
   198,700    Coventry Health Care, Inc.* .............       2,173,281
   111,320    Eclipsys Corp.* .........................       2,664,723
    80,900    HealthCare Financial Partners, Inc.* ....       2,770,825
    49,800    Matria Healthcare, Inc.* ................         361,050
   527,800    Mid Atlantic Medical Services* ..........       5,212,024
   154,392    Province Healthcare Co.* ................       3,010,644
    86,154    Sunrise Assisted Living, Inc.* ..........       3,004,621
                                                      ------------------
                                                             20,913,156
                                                      ------------------
HEAVY MACHINERY -- 2.5%
    33,300    Brooks Automation, Inc.* ................         901,181
    21,200    Case Corp. ..............................       1,020,250
    82,300    New Holland NV ..........................       1,409,388
    23,400    Stanley Works (The) .....................         753,188
    63,000    Stewart & Stevenson Services, Inc. ......         960,750
   109,800    Tokheim Corp.* ..........................       1,255,838
   144,300    Varco International, Inc.* ..............       1,578,281
                                                      ------------------
                                                              7,878,876
                                                      ------------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 1.1%
     7,700    American Woodmark Corp. .................         271,425
    47,100    Gemstar International Group, Ltd.* ......       3,073,274
                                                      ------------------
                                                              3,344,699
                                                      ------------------
Insurance -- 3.0%
    17,900    Allmerica Financial Corp. ...............       1,088,544

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------



Shares                                                       Value
------------------------------------------------------------------------
   162,200    Annuity and Life Re (Holdings), Ltd. ....   $   3,639,362
   114,000    Humana, Inc.* ...........................       1,474,875
    35,200    Motor Club of America* ..................         459,800
    48,800    St. Paul Companies, Inc. (The) ..........       1,552,450
    37,600    Trigon Healthcare, Inc.* ................       1,367,700
                                                      ------------------
                                                              9,582,731
                                                      ------------------
LODGING -- 2.2%
    86,485    MGM Grand, Inc.* ........................       4,237,764
    60,768    Sun International Hotels, Ltd.* .........       2,719,368
                                                      ------------------
                                                              6,957,132
                                                      ------------------
MEDIA - BROADCASTING
   & PUBLISHING -- 4.8%
    21,100    Adelphia Communications Corp.
              - Class A*...............................       1,342,488
    43,100    Allegiance Telecom, Inc.* ...............       2,365,113
    82,200    Emmis Communications Corp. - Class A* ...       4,058,624
    30,900    Jones Intercable, Inc. - Class A* .......       1,514,100
   144,000    Readers Digest Association, Inc. (The) -
              Class A .................................       5,723,999
                                                      ------------------
                                                             15,004,324
                                                      ------------------
MEDICAL SUPPLIES -- 2.4%
    53,175    Henry Schein, Inc.* .....................       1,684,983
    66,400    Mentor Corp. ............................       1,236,700
   143,410    Mettler-Toledo International, Inc.* .....       3,558,360
    34,500    Orthofix International NV* ..............         513,188
    47,800    Zoll Medical Corp.* .....................         573,600
                                                      ------------------
                                                              7,566,831
                                                      ------------------
METALS -- 4.7%
    39,600    Armco, Inc.* ............................         262,350
   397,000    Battle Mountain Gold Co. ................         967,688
   168,300    Birmingham Steel Corp. ..................         694,238
    81,300    Cambior, Inc. ...........................         264,225
   218,300    Cyprus Amax Minerals Co. ................       3,315,430
   106,300    Hecla Mining Co.* .......................         219,244
   164,900    Homestake Mining Co. ....................       1,350,119
    39,400    Inco, Ltd. ..............................         709,200
   174,900    Kaiser Aluminum Corp.* ..................       1,552,238
   175,100    LTV Corp. ...............................       1,170,981
    45,200    National Steel Corp. - Class B ..........         378,550
    96,100    Newmont Mining Corp. ....................       1,909,988
    11,100    Reynolds Metals Co. .....................         654,900
    63,500    Teck Corp. - Class B* ...................         544,881
    16,800    Texas Industries, Inc. ..................         651,000
   256,000    TVX Gold, Inc.* .........................         256,000
                                                      ------------------
                                                             14,901,032
                                                      ------------------
OIL & GAS DISTRIBUTION -- 1.5%
    26,600    Basin Exploration* ......................         533,663
    15,000    Hugoton Royalty Trust* ..................         152,813
    76,100    MCN Energy Group, Inc. ..................       1,579,075
    18,000    Washington Gas Light Co. ................         468,000
   135,300    Western Gas Resources, Inc. .............       2,164,800
                                                      ------------------
                                                              4,898,351
                                                      ------------------
OIL & GAS EXPLORATION -- 6.6%
    61,200    Barrett Resources Corp.* ................       2,348,550
   142,300    Bellwether Exploration Co.* .............         782,650
    17,900    Cabot Oil & Gas Corp. - Class A .........         333,388
    52,500    Canadian 88 Energy Corp.* ...............         147,656
    13,800    Chieftain International, Inc.* ..........         241,500
    49,300    Devon Energy Corp. ......................       1,762,475
   438,800    EEX Corp.* ..............................       3,044,175
    99,700    Forest Oil Corp.* .......................       1,252,481
   113,900    HS Resources, Inc.* .....................       1,680,025
   123,100    Nuevo Energy Co.* .......................       1,631,075
   143,600    Pioneer Natural Resources Co. ...........       1,579,600
   777,565    Santa Fe Snyder Corp.* ..................       5,928,932
                                                      ------------------
                                                             20,732,507
                                                      ------------------
Oil & Gas Field Services -- 9.7%
    40,900    BJ Services Co.* ........................       1,203,994
    40,400    Global Industries, Ltd.* ................         517,625
   181,000    Global Marine, Inc.* ....................       2,794,188
    16,300    Helmerich & Payne, Inc. .................         388,144

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------



Shares                                                       Value
------------------------------------------------------------------------
   152,000    Marine Drilling Companies, Inc.* ........   $   2,080,500
    61,500    Nabors Industries, Inc.* ................       1,502,906
    86,900    Newpark Resources, Inc.* ................         771,238
    88,800    Noble Drilling Corp.* ...................       1,748,250
   632,960    Ocean Energy, Inc.* .....................       6,092,239
   292,500    Oceaneering International, Inc.* ........       4,716,562
    62,200    Petroleum Geo-Services ADR* .............         925,225
    43,800    Precision Drilling Corp.* ...............         834,938
   208,600    Pride International, Inc.* ..............       2,203,338
    32,000    Rowan Co., Inc.* ........................         590,000
    55,100    Santa Fe International Corp. ............       1,267,300
    63,800    UTI Energy Corp.* .......................       1,056,688
    52,000    Weatherford International, Inc. .........       1,904,500
                                                      ------------------
                                                             30,597,635
                                                      ------------------
PHARMACEUTICALS -- 1.6%
    32,600    Carter-Wallace ..........................         592,913
    77,100    Kos Pharmaceuticals, Inc.* ..............         390,319
    39,800    Mylan Labs, Inc. ........................       1,054,700
   107,800    Pharmaceutical Product Development,
              Inc.* ...................................       2,951,025
                                                      ------------------
                                                              4,988,957
                                                      ------------------
REAL ESTATE -- 0.7%
    34,100    Felcor Lodging Trust, Inc. REIT .........         707,575
    18,300    Heartland Partners LP* ..................         279,075
    17,900    Storage USA, Inc. REIT ..................         570,563
    32,700    Washington Real Estate Investment Trust .         553,856
                                                      ------------------
                                                              2,111,069
                                                      ------------------
RESTAURANTS -- 3.5%
    89,300    CKE Restaurants, Inc. ...................       1,451,125
    91,404    Morton's Restaurant Group, Inc.* ........       1,742,389
   102,056    Outback Steakhouse, Inc.* ...............       4,012,076
    86,600    Papa John's International, Inc.* ........       3,869,937
                                                      ------------------
                                                             11,075,527
                                                      ------------------
RETAILERS -- 5.9%
    47,300    Homebase, Inc.* .........................         298,581
    80,678    Linens 'n Things, Inc.* .................       3,529,662
   119,200    Michaels Stores* ........................       3,650,499
   150,300    Micro Warehouse, Inc.* ..................       2,686,613
   183,400    School Specialty, Inc.* .................       2,945,863
     4,800    Stamps.com, Inc.* .......................          84,000
   186,240    Trans World Entertainment
              Corp.* ..................................       2,095,200
    84,600    Tweeter Home Entertainment Group, Inc.* .       3,320,549
                                                      ------------------
                                                             18,610,967
                                                      ------------------
TEXTILES, CLOTHING & FABRICS -- 0.4%
    61,000    Osh Kosh B Gosh - Class A ............          1,288,625
                                                      ------------------
TRANSPORTATION -- 1.9%
    41,900    Forward Air Corp.* ......................       1,178,438
    32,600    Kirby Corp.* ............................         690,713
    81,900    Newport News Shipbuilding, Inc. .........       2,416,050
    76,300    Offshore Logistics, Inc.* ...............         848,838
    48,300    Transport Corporation of America, Inc.* .         621,863
     8,000    Willis Lease Finance Corp.* .............         130,500
                                                      ------------------
                                                              5,886,402
                                                      ------------------
WATER AND SEWER -- 0.4%
    28,100    U.S. Internetworking, Inc.* ..........          1,180,200
                                                      ------------------

Total Common Stocks
   (Cost $290,989,522) .............................        305,083,883
                                                      ------------------

Total Investments -- 96.7%
   (Cost $290,989,522)                                      305,083,883
Other assets in excess of liabilities-- 3.3%                 10,552,288
                                                      ------------------
Total Net Assets-- 100.0%                             $     315,636,171
                                                      ==================

Notes to the Portfolio of Investments:
REIT - Real Estate Investment Trust
ADR - American Depository Receipt
* Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Core Equity Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Shares                                                       Value
------------------------------------------------------------------------

COMMON STOCKS -- 99.0%
AEROSPACE & DEFENSE -- 2.2%
   154,400    Lockheed Martin Corp. ..................  $     5,751,400
    65,400    Textron, Inc. ..........................        5,383,238
                                                      ------------------
                                                             11,134,638
                                                      ------------------
AIRLINES -- 2.5%
    84,100    AMR Corp.* .............................        5,739,825
   120,500    Delta Air Lines, Inc. ..................        6,943,813
                                                      ------------------
                                                             12,683,638
                                                      ------------------
AUTOMOTIVE -- 2.5%
   112,600    Ford Motor Co. .........................        6,354,863
    96,300    General Motors Corp. ...................        6,355,800
                                                      ------------------
                                                             12,710,663
                                                      ------------------
BANKING -- 12.4%
    62,762    Associates First
              Capital Corp. ..........................        2,781,141
   203,087    Bank Of America Corp. ..................       14,888,815
   186,256    Chase Manhattan Corp. ..................       16,134,425
   285,700    Fleet Financial Group, Inc. ............       12,677,937
    11,100    JP Morgan & Co., Inc. ..................        1,559,550
   145,284    Washington Mutual, Inc. ................        5,139,422
   209,300    Wells Fargo Co. ........................        8,947,575
                                                      ------------------
                                                             62,128,865
                                                      ------------------
BEVERAGES, FOOD & TOBACCO -- 1.8%
   158,600    Conagra, Inc. ..........................        4,222,725
   121,100    Pepsico, Inc. ..........................        4,685,056
                                                      ------------------
                                                              8,907,781
                                                      ------------------
CHEMICALS -- 3.2%
    71,600    Dow Chemical Co. (The) .................        9,084,250
   103,400    Du Pont (E.I.) De Nemours & Co. ........
                                                              7,063,513
                                                      ------------------
                                                             16,147,763
                                                      ------------------
COMPUTER SOFTWARE
   & Processing -- 2.3%
   202,598    Electronic Data
              Systems Corp. ........................         11,459,448
                                                      ------------------
COMPUTERS & INFORMATION -- 2.6%
   102,700    IBM Corp. ............................         13,273,974
                                                      ------------------
ELECTRIC UTILITIES -- 4.0%
   123,600    Consolidated Edison, Inc. ..............        5,592,900
    71,500    FPL Group, Inc. ........................        3,905,688
   109,400    PECO Energy Co. ........................        4,581,125
   157,000    Unicom Corp. ...........................        6,054,313
                                                      ------------------
                                                             20,134,026
                                                      ------------------
ELECTRONICS -- 3.6%
   159,622    Intel Corp. ............................        9,497,509
   146,800    Xerox Corp. ............................        8,670,375
                                                      ------------------
                                                             18,167,884
                                                      ------------------
ENTERTAINMENT & LEISURE -- 2.2%
   120,370    Eastman Kodak Co. ......................        8,155,068
    94,400    Hasbro, Inc. ...........................        2,637,300
                                                      ------------------
                                                             10,792,368
                                                      ------------------
FINANCIAL SERVICES -- 4.3%
   151,800    Federal National
              Mortgage Association ...................       10,379,325
   107,224    Morgan Stanley, Dean Witter and Co. ....       10,990,460
                                                      ------------------
                                                             21,369,785
                                                      ------------------

FOOD RETAILERS -- 0.9%
    91,728    Albertsons, Inc. .....................          4,729,725
                                                      ------------------
FOREST PRODUCTS & PAPER -- 3.9%
   190,300    Fort James Corp. .......................        7,207,613
   246,800    International Paper Co. ................       12,463,399
                                                      ------------------
                                                             19,671,012
                                                      ------------------
HEALTH CARE PROVIDERS -- 1.8%
   406,600    Columbia/HCA
              Healthcare Corp. .....................          9,275,563
                                                      ------------------
HEAVY MACHINERY -- 5.4%
   182,600    Caterpillar Tractor, Inc. ..............       10,956,000
   275,300    Deere & Co. ............................       10,908,763
    81,800    Ingersoll-Rand Co. .....................        5,286,325
                                                      ------------------
                                                             27,151,088
                                                      ------------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Portfolio of Investments
   American Odyssey Funds, Inc. / Core Equity Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                       Value
------------------------------------------------------------------------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 1.5%
    98,700    Whirlpool Corp. ......................  $       7,303,800
                                                      ------------------
INSURANCE -- 6.8%
    88,900    Aetna, Inc. ............................        7,950,994
   255,066    Allstate Corp. .........................        9,150,493
   244,100    Conseco, Inc. ..........................        7,429,794
   167,600    Hartford Financial Services Group, Inc.
              (The) ..................................        9,773,175
                                                      ------------------
                                                             34,304,456
                                                      ------------------
MEDIA - BROADCASTING
   & PUBLISHING -- 3.5%
    95,800    MediaOne Group, Inc.* ..................        7,125,125
    33,900    Time Warner, Inc. ......................        2,491,650
    89,000    Tribune Co. ............................        7,754,125
                                                      ------------------
                                                             17,370,900
                                                      ------------------
MEDICAL SUPPLIES -- 1.6%
   135,100    Baxter International, Inc. ...........          8,190,438
                                                      ------------------
METALS -- 2.1%
    77,400    Alcoa, Inc. ............................        4,789,125
    98,400    Reynolds Metals Co. ....................        5,805,600
                                                      ------------------
                                                             10,594,725
                                                      ------------------
OIL & GAS -- 10.8%
   159,600    Amerada Hess Corp. .....................        9,496,200
   174,100    Coastal Corp. ..........................        6,964,000
   321,000    Conoco, Inc. - Class A .................        8,947,875
    96,400    Exxon Corp. ............................        7,434,850
    65,800    Mobil Corp. ............................        6,514,200
   125,100    Texaco, Inc. ...........................        7,818,750
   181,600    Unocal Corp. ...........................        7,195,900
                                                      ------------------
                                                             54,371,775
                                                      ------------------
PHARMACEUTICALS -- 2.4%
   106,500    Bristol Myers Squibb Co. ...............        7,501,594
   139,500    McKesson HBOC, Inc. ....................        4,481,438
                                                      ------------------
                                                             11,983,032
                                                      ------------------
RETAILERS -- 3.1%
   481,800    K Mart Corp.* ..........................        7,919,588
   170,900    Sears Roebuck & Co. ....................        7,615,731
                                                      ------------------
                                                             15,535,319
                                                      ------------------
TELEPHONE SYSTEMS -- 10.1%
   244,800    AT&T Corp. .............................       13,662,899
   200,356    Bell Atlantic Corp. ....................       13,098,273
   151,500    MCI Worldcom, Inc.* ....................       13,066,874
   188,300    SBC Communications, Inc. ...............       10,921,400
                                                      ------------------
                                                             50,749,446
                                                      ------------------
TRANSPORTATION -- 1.5%
   124,700    Union Pacific Corp. ..................          7,271,569
                                                      ------------------

TOTAL Common Stocks
   (Cost $382,934,300) .............................        497,413,681
                                                      ------------------

Total Investments -- 99.0%
   (Cost $382,934,300)                                      497,413,681
Other assets in excess of liabilities -- 1.0%                 4,898,288
                                                      ------------------
Total Net Assets -- 100.0%                            $     502,311,969
                                                      ==================
Notes to the Portfolio of Investments:
*    Non-income producing security.

  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                                       Value
------------------------------------------------------------------------

FOREIGN OBLIGATIONS -- 9.1%
Corporate Debt
$     3,500,000    Petroleos Mexicanos,
                   Yankee-Dollar
                   8.850%, 09/15/07 ..................  $     3,119,200
      2,300,000    Sumitomo Bank Treasury 144A,
                   Variable Rate
                   9.400%, 12/29/49 ..................        2,259,520
      1,607,907    YPF Sociedad Anonima, Yankee-Dollar
                   7.000%, 10/26/02 ..................
                                                              1,581,039
                                                       -----------------
                                                              6,959,759
                                                       -----------------
Government Obligations
      1,230,000    Manitoba (Province) - Series EE,
                   Yankee-Dollar
                   9.500%, 09/15/18 ..................        1,559,603
      2,000,000    Quebec Province,
                   Yankee-Dollar
                   5.670%, 02/27/26 ..................        1,997,920
      5,510,000    Republic of Argentina Global
                   Bond
                   11.750%, 04/07/09 .................        4,972,775
      2,083,200    Republic of Argentina Series
                   BB, Variable Rate
                   5.938%, 03/31/05 ..................        1,767,908
        550,000    Republic of Panama Global
                   Bond
                   9.375%, 04/01/29 ..................          519,750
      3,160,000    United Mexican States
                   Global Bond
                   11.500%, 05/15/26 .................        3,483,900
        860,000    United Mexican States
                   Global Bond Series XW
                   10.375%, 02/17/09 .................          865,375
                                                       -----------------
                                                             15,167,231
                                                       -----------------

Total Foreign Obligations
   (Cost $23,213,816) ..............................         22,126,990
                                                       -----------------


U.S. CORPORATE OBLIGATIONS -- 30.7%
Asset Backed and Mortgage Backed
      5,000,000    Asset Securitization Corp.
                   6.660%, 02/14/41 ..................        4,939,375
      1,020,000    Nomura Assets Securities
                   Corp., REMIC
                   7.120%, 04/13/36 ..................        1,030,226
                                                       -----------------
                                                              5,969,601
                                                       -----------------
Corporate Bonds & Notes
      2,000,000    Associates Corporation of
                   North America
                   8.150%, 08/01/09 ..................        2,146,960
      2,400,000    Bellsouth Telecommunication Corp.
                   7.000%, 10/01/25 ..................        2,320,344
        390,000    Burlington North Santa Fe
                   6.375%, 12/15/05 ..................          380,449
         66,000    Calpine Corp.
                   7.750%, 04/15/09 ..................           62,205
         53,000    Century Communications
                   8.875%, 01/15/07 ..................           53,000
      1,000,000    Cit Group Holdings
                   8.375%, 11/01/01 ..................        1,043,720
      1,500,000    Citicorp Capital I(a)
                   7.933%, 02/15/27 ..................        1,507,800
      1,350,000    Commonwealth Edison Co.
                   8.375%, 02/15/23 ..................        1,433,876
        500,000    Commonwealth Edison Co.
                   8.625%, 02/01/22 ..................          531,895
         29,000    Crown Castle International
                   Corp.
                   9.000%, 05/15/11 ..................           28,565
        113,000    Crown Castle International
                   Corp., Step Up
                   10.375%, 05/15/11 .................           66,105
        760,000    CSX Corp.
                   7.450%, 05/01/07 ..................          773,558
        400,000    Dean Witter
                   Discover & Co.
                   6.250%, 03/15/00 ..................          401,008

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                                       Value
------------------------------------------------------------------------

$       550,000    Dresdner Funding Trust I 144A
                   8.151%, 06/30/31 ..................  $       528,109
      2,500,000    Ford Motor Co.
                   7.700%, 05/15/69 ..................        2,510,300
      2,000,000    Ford Motor Credit Corp.
                   5.750%, 01/25/01 ..................        1,986,120
        350,000    General Motors
                   Acceptance Corp.
                   9.625%, 12/15/01 ..................          375,400
      4,700,000    General Motors
                   Acceptance Corp. - Units
                   0.000%(b), 06/15/15 ...............        1,493,425
        344,857    GG1B Funding Corp.
                   7.430%, 01/15/11 ..................          336,236
      2,400,000    GTE Corp.
                   6.940%, 04/15/28 ..................        2,271,816
         93,000    Horseshoe Gaming LLC
                   144A
                   8.625%, 05/15/09 ..................           90,791
        550,000    IBJ Preferred Cap LLC,
                   144A, Variable Rate, FLIRB
                   8.790%, 12/29/49 ..................          459,250
      2,000,000    International Paper Co.
                   7.000%, 06/01/01 ..................        2,024,580
      2,000,000    JP Morgan Co., Variable Rate
                   5.913%, 02/15/12 ..................        1,749,000
      1,500,000    JPM Capital Trust I
                   7.540%, 01/15/27 ..................        1,433,580
        360,000    Lear Corp. 144A
                   7.960%, 05/15/05 ..................          351,505
      1,000,000    Lear Corp. 144A
                   8.110%, 05/15/09 ..................          964,541
      2,000,000    Lockheed Martin
                   6.850%, 05/15/01 ..................        2,020,780
        600,000    Loews Corp.
                   7.625%, 06/01/23 ..................          577,098
         50,000    Lyondell Chemical Co. 144A
                   9.875%, 05/01/07 ..................           50,938
      2,400,000    MCI Worldcom, Inc.
                   6.950%, 08/15/28 ..................        2,275,080
        700,000    NBD Bank N.A.
                   8.250%, 11/01/24 ..................          774,704
        600,000    News America Holdings
                   8.250%, 10/17/46 ..................          590,190
        400,000    News America, Inc.
                   6.750%, 01/09/38 ..................          372,852
      1,400,000    News America, Inc. 144A
                   7.625%, 11/30/28 ..................        1,360,814
      2,000,000    Niagara Mohawk Power
                   Corp.
                   7.750%, 05/15/06 ..................        2,075,420
        900,000    Niagara Mohawk Power
                   Series G
                   7.750%, 10/01/08 ..................          927,693
        900,000    Niagara Mohawk Power
                   Series H, Step Up
                   0.000%, 07/01/10 ..................          666,378
      2,700,000    Norfolk Southern Corp.
                   7.800%, 05/15/27 ..................        2,792,799
        140,000    Nortek, Inc. 144A
                   8.875%, 08/01/08 ..................          137,900
        970,000    Pepsi Bottling Group (The),
                   Inc. 144A
                   7.000%, 03/01/29 ..................          909,452
        740,000    Philip Morris Co., Inc.
                   7.000%, 07/15/05 ..................          740,407
        690,000    Raytheon Co.
                   6.750%, 08/15/07 ..................          682,976
      1,600,000    Republic of New York Corp.
                   7.200%, 07/15/47 ..................        1,471,456
      1,740,000    RJ Reynolds Tobacco
                   Holding 144A
                   7.750%, 05/15/06 ..................        1,671,963
      1,170,000    RJ Reynolds Tobacco
                   Holding 144A
                   7.875%, 05/15/09 ..................        1,118,715
      2,000,000    RJR Nabisco, Inc.
                   6.850%, 06/15/05 ..................        1,968,860

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                                       Value
------------------------------------------------------------------------

$       158,000    Safety-Kleen Corp. 144A
                   9.250%, 05/15/09 ..................  $       159,580
      4,260,000    Seagram (Joseph) & Sons,
                   Inc.
                   7.600%, 12/15/28 ..................        4,101,358
      2,000,000    Southern California Edison
                   6.500%, 06/01/01 ..................        2,012,480
      2,400,000    TCI Communications, Inc.
                   7.875%, 02/15/26 ..................        2,529,216
        950,000    TCI Communications, Inc.
                   8.750%, 08/01/15 ..................        1,076,284
      1,860,000    TCI Communications, Inc.
                   9.650%, 03/31/27 ..................        2,104,813
        800,000    Telecommunications, Inc.
                   7.875%, 08/01/13 ..................          843,464
         50,000    Terex Corp. 144A
                   8.875%, 04/01/08 ..................           48,000
      2,000,000    Time Warner
                   Entertainment
                   8.375%, 03/15/23 ..................        2,166,340
      1,500,000    U.S. West Capital Funding,
                   Variable Rate
                   5.548%, 06/15/00 ..................        1,499,370
                                                       -----------------
                                                             67,051,518
                                                       -----------------
Municipal Obligations
      3,150,000    Toll Road Inv Part II 144A
                   0.000%(b), 02/15/27 ...............          426,227
      3,400,000    Toll Road Inv Part II 144A
                   0.000%(b), 02/15/28 ...............          428,026
      2,880,000    Toll Road Inv Part II 144A
                   0.000%(b), 02/15/29 ...............          337,190
      2,880,000    Toll Road Inv Part II 144A
                   0.000%(b), 02/15/30 ...............          313,805
                                                       -----------------
                                                              1,505,248
                                                       -----------------

Total U.S. Corporate Obligations
   (Cost $75,705,740) ..............................         74,526,367
                                                       -----------------


U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS -- 59.0%

U.S. Government Agency Mortgage Backed
  Obligations
$    17,165,795    Federal Home Loan
                   Mortgage Corp.
                   6.500%, 09/01/27 ..................  $    16,565,679
      9,991,237    Federal Home Loan
                   Mortgage Corp.
                   6.500%, 05/01/29 ..................        9,648,137
      9,093,016    Federal Home Loan
                   Mortgage Corp.
                   7.000%, 01/01/28 ..................        8,992,720
      4,700,474    Federal Home Loan
                   Mortgage Corp.
                   7.000%, 04/01/29 ..................        4,665,221
      1,600,000    Federal Home Loan
                   Mortgage Corp., 30 yr. Gold,
                   TBA
                   7.000%, 07/01/29 ..................        1,583,008
      3,173,610    Federal National
                   Mortgage Association
                   6.125%, 02/13/04 ..................        3,042,699
        906,235    Federal National
                   Mortgage Association
                   6.000%, 11/01/27 ..................          856,066
      9,892,994    Federal National
                   Mortgage Association
                   6.500%, 03/01/28 ..................        9,581,186
      9,981,541    Federal National
                   Mortgage Association
                   6.500%, 05/01/29 ..................        9,632,585
      6,949,891    Federal National
                   Mortgage Association
                   7.000%, 03/01/28 ..................        6,873,234
        900,264    Federal National
                   Mortgage Association
                   7.000%, 04/01/28 ..................          890,334
        426,612    Federal National
                   Mortgage Association
                   8.500%, 12/01/26 ..................          445,869

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                                       Value
------------------------------------------------------------------------
$     1,113,735    Federal National
                   Mortgage Association
                   8.500%, 07/01/27 ..................  $     1,163,998
      3,400,000    Federal National
                   Mortgage Association, TBA
                   6.000%, 07/01/29 ..................        3,193,892
         39,837    Government National
                   Mortgage Association
                   7.000%, 01/15/23 ..................           39,485
      4,942,435    Government National
                   Mortgage Association
                   7.000%, 04/15/23 ..................        4,898,793
         53,401    Government National
                   Mortgage Association
                   7.000%, 05/15/23 ..................           52,930
        577,841    Government National
                   Mortgage Association
                   7.000%, 07/15/23 ..................          572,738
        667,155    Government National
                   Mortgage Association
                   7.000%, 08/15/23 ..................          661,264
        368,388    Government National
                   Mortgage Association
                   7.500%, 10/15/22 ..................          373,089
        123,218    Government National
                   Mortgage Association
                   7.500%, 01/15/23 ..................          124,714
        835,307    Government National
                   Mortgage Association
                   7.500%, 04/15/23 ..................          845,448
         58,082    Government National
                   Mortgage Association
                   7.500%, 05/15/23 ..................           58,787
        564,552    Government National
                   Mortgage Association
                   7.500%, 06/15/23 ..................          571,406
        235,625    Government National
                   Mortgage Association
                   7.500%, 07/15/23 ..................          238,485
        790,738    Government National
                   Mortgage Association
                   7.500%, 08/15/23 ..................          800,338
        836,336    Government National
                   Mortgage Association
                   7.500%, 10/15/23 ..................          846,490
         89,900    Government National
                   Mortgage Association
                   7.500%, 11/15/23 ..................           90,992
      1,566,595    Government National
                   Mortgage Association
                   7.500%, 07/15/28 ..................        1,584,643
        194,239    Government National
                   Mortgage Association
                   9.500%, 09/15/30 ..................          212,425
                                                       -----------------
                                                             89,106,655
                                                       -----------------
U.S. Government Agency Obligations
      3,000,000    Federal Home Loan Bank
                   5.920%, 06/29/00 ..................        3,011,730
      3,000,000    Federal Home Loan
                   Mortgage Corp.
                   6.783%, 08/18/05 ..................        3,065,610
     20,000,000    Resolution Funding Corp.,
                   TIGR Coupon Strip
                   0.000%(b), 01/15/11(c) ............        9,678,799
     15,000,000    Resolution Funding Corp.,
                   TIGR Principal Strip
                   0.000%(b), 01/15/30 ...............        2,104,800
                                                       -----------------
                                                             17,860,939
                                                       -----------------
U.S. Treasury Bonds
     13,036,818    3.724%, 04/15/28II(c) .............       12,301,410
                                                        ----------------
                                                             12,301,410
                                                       -----------------
U.S. Treasury Notes
     10,382,625    3.540%, 01/15/07II ................        9,954,341
     10,377,666    3.728%, 01/15/08II ................       10,089,041
      1,136,955    3.875%, 04/15/29 ..................        1,121,322
                                                       -----------------
                                                             21,164,704
                                                       -----------------

    The accompaning notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                                       Value
------------------------------------------------------------------------

U.S. Treasury Principal Strip
$     8,500,000    0.000%, 08/15/20(c) ...............        2,262,445
      2,460,000    0.000%, 02/15/23(c) ...............          577,428
                                                       -----------------
                                                              2,839,873
                                                       -----------------

Total U.S. Government and Agency
   Obligations
   (Cost $147,584,592) .............................        143,273,581
                                                       -----------------
Shares                                                       Value
------------------------------------------------------------------------

PREFERRED STOCKS -- 0.4%
MEDIA - BROADCASTING
   & PUBLISHING -- 0.4%
         14,000    News Corp., Ltd. ..................  $       893,102
                                                        ----------------

Total Preferred Stocks
                                                       -----------------
   (Cost $910,560) .................................   $        893,102
                                                       -----------------
Principal
Amount                                                     Value
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.9%
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 0.9%
$     2,200,000    Federal Home Loan
                   Mortgage Corp.
                   4.720%(d), 11/12/99 .............          2,157,826
                                                       -----------------

Total Short-Term Investments
   (Cost $2,161,348) ...............................          2,157,826
                                                       -----------------

Total Investments -- 100.1%
   (Cost $249,576,056)                                      242,977,866
Liabilities in excess of other assets--
  (0.1)%                                                       (133,087)
                                                      ==================
Total Net Assets -- 100.0%                            $     242,844,779
                                                      ==================

Notes to the Portfolio of Investments:
FLIRB -- Front Loaded Interest Reduction Bond
REMIC -- Real Estate Mortgage Investment Conduit
TBA -- Delayed Delivery Transaction (note 9)
TIGR -- Treasury Income Growth Receipts (a stripped U.S. Bond)
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S.
   companies in the U.S.
144A - Securities restricted for resale to Qualified Institutional
   Buyers
II - Inflation Indexed
Variable rate -- The rates shown on variable rate securities reflect the current interest rate at June 30, 1999, which are subject to change based upon the terms of the security, including varying reset dates.
(a) An affiliate of American Odyssey Funds Management, Inc.
(b) Security is a zero coupon bond.
(c) Security has been pledged to cover collateral requirements for open futures.
(d) Rate noted reflects yield to maturity at issue.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Intermediate-Term Bond Fund/June 30, 1999
(Unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                                  Value
-----------------------------------------------------------------

Foreign Obligations -- 9.3%
Corporate Debt
$6,000,000   HSBC Holdings Plc Global
             7.500%, 07/15/09 ....................... $6,050,064
   550,000   Nexfor, Inc., Yankee-Dollar
             8.875%, 10/15/99 .......................    553,493
 5,000,000   Telecom Corporation of New
             Zealand, Ltd., 144A
             6.250%, 02/10/03 .......................  4,959,920
                                                     ------------
                                                      11,563,477
                                                     ------------

Total Foreign Obligations
  (Cost $11,530,309) ................................ 11,563,477
                                                     ------------

U.S. Corporate Obligations -- 77.4%
Corporate Bonds & Notes
 6,000,000   Appalachian Power Co.
             6.600%, 05/01/09 .......................  5,803,860
 6,400,000   AT&T Cap Corp.
             6.875%, 01/16/01 .......................  6,402,688
 4,500,000   Atlantic Richfield Co.
             5.900%, 04/15/09 .......................  4,212,900
 6,300,000   Capital One Financial Corp.
             6.570%, 01/27/03 .......................  6,222,170
 4,100,000   CarrAmerica Realty Corp.
             6.625%, 10/01/00 .......................  4,070,808
 1,450,000   CMS Energy Corp.
             7.625%, 11/15/04 .......................  1,418,347
 1,600,000   CMS Energy Corp. Series B
             6.750%, 01/15/04 .......................  1,530,672
 1,000,000   Columbia/HCA Healthcare Corp.
             6.630%, 07/15/45 .......................    936,100
 3,000,000   Columbia/HCA
             Healthcare Corp.
             6.870%, 09/15/03 .......................  2,793,870
 3,200,000   Comdisco, Inc., Variable
             Rate 6.130%, 08/01/01 ..................  3,174,029
 1,400,000   Dayton Hudson Co.
             6.800%, 10/01/01 .......................  1,416,170
$4,800,000   Federal National Mortgage
             Association Global Bond
             5.625%, 05/14/04 ....................... $4,651,488
 6,000,000   Finova Capital Corp.
             6.250%, 11/01/02 .......................  5,943,660
 3,000,000   General Motors Acceptance
             Corp. Global
             6.850%, 06/17/04 .......................  3,023,910
 6,000,000   Marlin Water, 144A
             7.090%, 12/15/01 .......................  6,028,890
 1,300,000   MCI Worldcom, Inc.
             6.400%, 08/15/05 .......................  1,271,790
 3,000,000   Nationwide Health Properties
             6.900%, 10/01/37 .......................  2,794,101
 6,000,000   NorAm Energy Corp.
             7.500%, 08/01/00 .......................  6,065,220
 5,400,000   Norfolk Southern Corp.
             6.875%, 05/01/01 .......................  5,453,244
 4,000,000   Occidental Petroleum Corp.
             7.650%, 02/15/06 .......................  4,042,280
 1,600,000   Orix Credit Alliance, Inc.
             6.400%, 11/22/99 .......................  1,600,891
 4,600,000   Orix Credit Alliance, Inc.
             MTN, 144A
             6.780%, 05/15/01 .......................  4,534,570
 3,200,000   Popular North America,
             Inc., MTN Series B
             7.300%, 06/05/02 .......................  3,214,656
 5,000,000   RJR Nabisco, Inc.
             6.700%, 06/15/02 .......................  4,978,100
 3,200,000   Saks, Inc.
             7.250%, 12/01/04 .......................  3,210,266
 1,700,000   Saks, Inc.
             7.500%, 12/01/10 .......................  1,684,433
   350,000   TCI Communications, Inc.
             6.375%, 05/01/03 .......................    348,326
                                                     ------------
                                                      96,827,439
                                                     ------------

Total U.S. Corporate Obligations
  (Cost $98,243,841) ................................ 96,827,439
                                                     ------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Intermediate-Term Bond Fund/June 30, 1999
(Unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                                  Value
-----------------------------------------------------------------

U.S. Government and Agency Obligations -- 11.5%
U.S. Government Agency
$7,600,000   Federal Home Loan
             Mortgage Corp.
             6.300%, 06/01/04 ....................... $7,527,572
                                                      -----------
U.S. Treasury Notes
 3,500,000   6.875%, 05/15/06 .......................  3,684,835
 3,000,000   7.250%, 08/15/04 .......................  3,191,250
                                                     ------------
                                                       6,876,085
                                                     ------------

Total U.S. Government and Agency
  Obligations
  (Cost $14,445,253) ................................ 14,403,657
                                                     ------------

Short-Term Investments -- 5.1%
Commercial Paper
 3,040,000   Household Finance
             5.750%(a), 07/01/99 ....................  3,040,000
 3,400,000   Morgan Stanley, Dean Witter
             and Co.
             5.300%(a), 07/06/99 ....................  3,397,497
                                                     ------------
                                                       6,437,497
                                                     ------------

Total Short-Term Investments
  (Cost $6,437,497) .................................  6,437,497
                                                     ------------

Total Investments -- 103.3%
  (Cost $130,656,900)                                129,232,070
Liabilities in excess of other assets --
  (3.3)%                                              (4,140,328)
                                                    -------------
Total Net Assets -- 100.0%                          $125,091,742
                                                    =============
Notes to the Portfolio of Investments:
Yankee Dollar -- U.S. Dollar denominated bonds issued
  by non-U.S. companies in the U.S.
144A -- Securities restriced for resale to Qualified
  Institutional Buyers
Variable Rate -- The rates shown on variable rate securities reflect the current interest rate at June 30, 1999, which are subject to change based on the terms of the security, including varying reset dates.
(a) Rate noted reflects yield to maturity at issue.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
American Odyssey Funds, Inc. / June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1.  Organization
American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (the "Fund(s)"): Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund. Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including (S) 403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates.


NOTE 2.  Significant Accounting Policies
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a)  Securities Valuation
Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.

Futures contracts and options are valued based upon their quoted daily settlement prices.

b)  Off Balance Sheet Risk
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amount recognized in the Statement of Assets and Liabilities.

c)  Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker depending upon whether unrealized gains or losses are incurred. Gains and losses are realized upon the expiration or closing of the futures contract.

d)  Options
The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

e)  Forward Foreign Currency Contracts
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currency values. The Global High-Yield Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values and interest rates.

f)  Repurchase Agreements
The Funds may enter into repurchase agreements with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g)  Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

h)  Taxes
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

i)  Distributions
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 1998. Distributions which were the result of permanent differences between book and tax rules, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified to additional paid-in capital, undistributed net investment income and accumulated net realized gain on investments, futures contracts, option contracts and foreign currency transactions.

j)  Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date.
Interest income is accrued daily as earned.


NOTE 3. Management, Subadvisory, and Transfer Agency Agreements and Transactions with Affiliates
The Company has entered into a management agreement with American Odyssey Funds Management, Inc. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays AOFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly.

AOFM's management fees for the period January 1, 1999 to June 30, 1999 were $1,906,283. During the period January 1, 1999 to June 30, 1999, the Funds also paid $2,613,275 to the Subadvisors.

Each Fund pays its subadvisor (or, for any Fund with more than one subadvisor, each of its subadvisors) a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.

Fund & Subadvisor                                                           Subadvisor's Fee
------------------------------------------------------    ------------------------------------------------------
Global High-Yield Bond Fund
- Credit Suisse Asset Management                          .        0.425% of assets
   (formerly BEA Associates)

International Equity Fund
- Bank of Ireland Asset Management (U.S.) Limited         .        0.45% for first $50 million in assets, plus
                                                          .        0.40% for next $50 million in assets, plus
                                                          .        0.30% for assets over $100 million

Emerging Opportunities Fund
- Chartwell Investment Partners                           .        0.70% for the first $50  million  in assets, plus
                                                          .        0.50% for the next $50  million  in  assets, plus
                                                          .        0.45% for assets over $100 million

- SG Cowen Asset Management                               .        0.50% for the first $50  million  in assets, plus
                                                          .        0.45% for the next $50  million  in  assets, plus
                                                          .        0.40% for assets over $100 million

Core Equity Fund
- Equinox Capital Management, LLC                         .        0.35% for first $100 million in assets, plus
                                                          .        0.30% for assets over $100 million

Long-Term Bond Fund
- Western Asset Management Company                        .        0.25% for the first $250  million in assets, plus
                                                          .        0.15% for assets over $250 million

Intermediate-Term Bond Fund
- Travelers Asset Management
    International Corporation                             .        0.25% for the first $100  million in assets, plus
                                                          .        0.20% for the next $100  million  in assets, plus
                                                          .        0.15% for assets over $200 million

The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.

Travelers Asset Management International Corporation, an affiliate of AOFM, serves as subadvisor for the Intermediate-Term Bond Fund.

NOTE 4.  Directed Brokerage Arrangements
The International Equity Fund, Emerging Opportunities Fund and Core Equity Fund have entered into brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for fund brokerage so allocated.

Under these arrangements for the period ended June 30, 1999, broker-dealers paid custodian expenses for the International Equity Fund, Emerging Opportunities Fund and the Core Equity Fund of $10,834, $59,254 and $48,623, respectively.

NOTE 5.  Securities Transactions
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the period ended June 30, 1999 were:

                             Global                             Emerging                                            Intermediate-
                           High-Yield       International      Opportunities      Core Equity       Long-Term           Term
                            Bond Fund        Equity Fund           Fund               Fund          Bond Fund         Bond Fund
                          ------------     --------------     ---------------   --------------    ------------      -------------
Purchases:
   U.S. Government ...    $         --      $         --      $         --      $         --      $ 97,661,847      $115,346,258
   Non-U.S. Government     248,495,250        27,822,342       153,296,150       126,615,627        25,216,804       133,336,660
                          ============      ------------      ============      ============      ============      ============
   Total .............    $248,495,250      $ 27,822,342      $153,296,150      $126,615,627      $122,878,651      $248,682,918
                          ============      ============      ============      ============      ============      ============
Sales:
   U.S. Government ...    $         --      $         --      $         --      $         --      $ 93,474,220      $139,177,107
   Non-U.S. Government     237,862,492        28,212,173       143,188,138       134,179,773        23,634,089       101,118,950
                          ============      ============      ============      ============      ============      ============
   Total .............    $237,862,492      $ 28,212,173      $143,188,138      $134,179,773      $117,108,309      $240,296,057
                          ============      ============      ============      ============      ============      ============

At June 30, 1999, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                  Global                            Emerging                                        Intermediate-
                                 High-Yield      International    Opportunities     Core Equity      Long-Term          Term
                                 Bond Fund        Equity Fund         Fund             Fund          Bond Fund        Bond Fund
                               --------------   --------------   --------------   --------------   --------------   --------------
Federal Income Tax Cost ...    $  89,658,345    $ 231,614,809    $ 290,989,522    $ 382,934,300    $ 249,576,056    $ 130,656,900
                               =============    =============    =============    =============    =============    =============
Gross Unrealized
   Appreciation ...........    $   2,041,580    $  86,084,169    $  45,239,620    $ 123,302,077    $   1,752,186    $     224,342
Gross Unrealized
   Depreciation ...........       (5,338,973)      (8,813,523)     (31,145,259)      (8,822,696)      (8,350,376)      (1,649,172)
                               =============    =============    =============    =============    =============    =============
Net Unrealized Appreciation
   (Depreciation) .........    $  (3,297,393)   $  77,270,646    $  14,094,361    $ 114,479,381    $  (6,598,190)   $  (1,424,830)
                               =============    =============    =============    =============    =============    =============

NOTE 6.  Futures Contracts
At June 30, 1999, the Long-Term Bond Fund had entered into the following futures contracts:

                                                                                                   Unrealized
    Number                              Underlying            Expiration    Nominal   Nominal    Appreciation/
 of Contracts    Face Value             Securities               Date        Cost       Value    (Depreciation)
---------------- -----------  ------------------------------- ------------ ---------- ---------- ---------------
 Long Position
----------------
      10        $ 1,000,000   10 Year U.S. Treasury Note       09/30/99   $ 1,100,231 $ 1,111,875       11,644
      240        24,000,000   U.S. Long-Term Treasury Bond     09/30/99    27,682,131  27,817,502      135,371
                                                                                                 ---------------
                              Total:                                                             $     147,015
                                                                                                 ===============
                                                                                                   Unrealized
    Number                              Underlying            Expiration    Nominal   Nominal    Appreciation/
 of Contracts    Face Value             Securities               Date        Cost       Value    (Depreciation)
---------------- -----------  ------------------------------- ------------ ---------- ---------- ---------------
Short Position
----------------
      12         1,200,000    5 Year U.S. Treasury Note        09/30/99   1,316,760    1,308,000 $     (8,760)
                                                                                                 ===============

      At June 30, 1999, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.


NOTE 7. Written Options
The Long-Term Bond Fund's activity in written options during the period ended June 30, 1999 was as follows:

                                                      Number of
                                                       Options      Premiums
                                                      ----------  -------------
Options Outstanding at December 31, 1998............       119   $    126,951
    Options Written.................................     4,538        482,826
    Options Canceled in Closing Transactions........      (351)      (276,789)
    Options Expired.................................       (95)       (37,663)
    Options Exercised...............................    (4,103)      (233,119)
                                                      ==========  =============
Options Outstanding at June 30, 1999................       108   $     62,206
                                                      ==========  =============

Cost of closing transactions........................             $     59,515
                                                                  =============

NOTE 8. Forward Foreign Currency Contracts
The Global High-Yield Bond Fund and the International Equity Fund had forward foreign currency contracts which contractually obligate the Funds to deliver or receive currencies at specified future dates. The following contracts were open at June 30, 1999 for the Global High-Yield Bond Fund:

                                                    Local      Foreign                               Unrealized
                                                  Principal    Contract   Settlement     Current     Appreciation/
                     Sales                          Amount   U.S. $ Value    Date      U.S.$ Value   (Depreciation)
------------------------------------------------- ----------- ----------- ----------   ------------  ------------
South African Rand                                 1,984,865 $   318,087   08/18/99   $    305,039  $   (13,048)
                                                  ----------  ----------               -----------   ----------
         Total Sales                               1,984,865 $   318,087              $    305,039  $   (13,048)
                                                  ==========  ==========               ===========  ===========
                                                    Local      Foreign                               Unrealized
                                                  Principal    Contract   Settlement     Current     Appreciation/
                      Buys                          Amount   U.S. $ Value    Date      U.S.$ Value   (Depreciation)
------------------------------------------------- ----------- ----------- ----------   ------------  ------------
South African Rand                                 1,984,865 $   303,728   08/18/99   $    305,039  $    (1,311)
                                                  ----------  ----------              ------------  -----------
         Total Buys                                1,984,865 $   303,728              $    305,039  $    (1,311)
                                                  ==========  ==========               ===========  ===========


The following contracts were open at June 30, 1999 for the International Equity
Fund:

------------------------------------------------------------------------------------------------------------------
                                                     Local       Foreign                              Unrealized
                                                   Principal    Contract    Settlement     Current    Appreciation/
                     Sales                          Amount    U.S. $ Value     Date      U.S.$ Value  (Depreciation)
------------------------------------------------- ------------ ------------ ----------   ------------ ------------
Japanese Yen                                      466,101,000  $ 3,962,433   07/02/99   $  3,851,572 $   110,861
Japanese Yen                                      778,513,000    6,652,252   07/21/99      6,443,478     208,774
Japanese Yen                                      447,814,000    3,728,521   08/18/99      3,719,365       9,156
Japanese Yen                                      414,346,000    3,379,657   08/24/99      3,444,368     (64,711)
Japanese Yen                                      312,085,000    2,594,223   08/31/99      2,597,000      (2,777)
Japanese Yen                                      352,049,000    2,928,251   09/09/99      2,933,807      (5,556)
Japanese Yen                                      660,333,000    5,655,473   09/16/99      5,509,110     146,363
                                                 ------------  -----------              ------------  -----------
         Total Sales                             3,431,241,00  $28,900,810              $ 28,498,700  $  402,110
                                                 ============  ===========               ===========  ===========

                                                     Local       Foreign                               Unrealized
                                                   Principal    Contract    Settlement     Current    Appreciation/
                      Buys                          Amount    U.S. $ Value     Date      U.S.$ Value  (Depreciation)
------------------------------------------------- ------------ ------------ ----------   ------------ -------------
Japanese Yen                                      506,923,347 $  4,159,198   07/02/99   $  4,188,902 $     29,704
                                                  ===========  ===========               ===========  ===========

NOTE 9.  Delayed Delivery Transactions:
The Long-Term Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At June 30, 1999, the Fund has entered into the following delayed delivery transactions:

                                                                                                          Payable
    Type                                 Security                                 Settlement Date         Amount
-------------    ----------------------------------------------------------     -------------------    ------------
    Buy               Federal National Mortgage Corporation, TBA, 6%                  07/14/99           $3,201,312
    Buy               Federal National Mortgage Corporation, TBA, 7%                  07/14/99            1,574,500
                                                                                                       ------------
                                                                                                         $4,775,812
                                                                                                       ============

NOTE 10.  Federal Income Taxes:
      For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 1998 which is available to offset future capital gains, if any.



                                                  Capital Loss      Expiration
                                                  Carryforward         Date
                                              ------------------- -------------
Global High-Yield Bond                        $            85,972    12/31/2002
                                                          148,584    12/31/2005
                                                        4,479,269    12/31/2006
                                              -------------------
                                              $         4,713,825
                                              ===================

International Equity                          $         5,871,669    12/31/2006
                                              ===================


      The International Equity Fund elected to defer to its fiscal year ending December 31, 1999, $556,811 of losses recognized during the period November 1, 1998 to December 31, 1998.

                                   AMERICAN
                    [LOGO]         ODYSSEY(R)
                                   F U N D S



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